                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

[X] Filed by the registrant          [ ] Filed by a party other than registrant

Check the appropriate box:
[ ]  Preliminary proxy statement.
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting Material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by rule 14a-6(e)(2)).

                        Commission file number 000-19914

                                COTT CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:

     2.  Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.  Proposed maximum aggregate value of transaction:

     5.  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.  Amount Previously Paid:

     2.  Form, Schedule or Registration Statement No.:

     3.  Filing Party:

     4.  Date Filed:

NOTICE IS HEREBY GIVEN that an ANNUAL AND SPECIAL MEETING of shareowners of COTT CORPORATION (the "Company") will be held at News Theatre, 98 The Esplanade, Toronto, Ontario, Canada, on Wednesday, the 18th of April, 2001 at 9:30 o'clock in the forenoon, local time, for the following purposes:

(a) to receive the financial statements of the Company for the fiscal year ended December 30, 2000 and the report of the auditors thereon;

(b)  to elect directors;

(c) to appoint auditors and to authorize the directors to fix their remuneration; and

(d) to consider and, if thought fit, pass a resolution in the form set forth in Appendix A to the annexed Proxy Circular approving amendments to the Company's 1986 Common Share Option Plan, as amended (the "Option Plan") to provide for an increase in the maximum aggregate number of Common Shares reserved for issuance pursuant to options granted under the Option Plan from 10% to 15% of the aggregate number of Common Shares outstanding on the date of grant; and

(e) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

Owners of Common Shares and Second Preferred Shares, Series 1 who are unable to attend the meeting are requested to date, sign and return the enclosed form of proxy in the envelope provided for that purpose.

DATED at Toronto, Ontario the 12th day of March 2001.

By Order of the Board of Directors

/s/  Mark Halperin

MARK R. HALPERIN
Senior Vice President,
General Counsel and Secretary


[COTT LOGO]


The Leader in Premium Retailer
Brand Beverage Innovation


[ILLUSTRATION OF CARBONATED SOFT DRINK]


Expect more
Cott Corporation
Notice of 2001 Annual and
Special Meeting of Shareowners

                                COTT CORPORATION

                                 PROXY CIRCULAR

                 INFORMATION REGARDING SOLICITATION OF PROXIES

SOLICITATION OF PROXIES

     This Proxy Circular is furnished in connection with the solicitation of proxies by the Management and the Board of Directors of Cott Corporation (the "Company") for use at the Annual and Special Meeting of Shareowners of the Company to be held at 9:30 a.m. on April 18, 2001 (the "Meeting") at News Theatre, 98 The Esplanade, Toronto, Ontario, Canada. The purposes of the Meeting are set forth in the notice of meeting accompanying this Proxy Circular. The solicitation will be made primarily by mail on or about March 20, 2001 but proxies may be solicited personally or by telephone by regular employees of the Company. The cost of the solicitation of proxies will be borne by the Company. Unless otherwise indicated, the information contained in this Proxy Circular is current as of March 6, 2001.

     Shareowner proposals for the Company's 2002 Annual Meeting of shareowners must be received at the Company's principal executive office, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7 (the "Company's Executive Office"), Attention: Secretary, by December 19, 2001, to be considered for inclusion in the Company's proxy circular and the form of proxy for such meeting.

     All dollar amounts in this Proxy Circular are in United States dollars, unless otherwise stated.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the enclosed form of proxy are directors or officers of the Company. EACH SHAREOWNER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER), OTHER THAN THE INDIVIDUALS NAMED IN THE ENCLOSED FORM OF PROXY, TO REPRESENT SUCH SHAREOWNER AT THE MEETING. Such right may be exercised by striking out the names of the persons designated in the form of proxy and by inserting such other person's name in the space provided or by completing another proper form of proxy, and, in either case, delivering the form of proxy to the Secretary of the Company, c/o Computershare Trust Company of Canada, 1800 McGill College Avenue, Montreal, Quebec, Canada, H3A 3K9, before the Meeting or giving it to the Chairman of the Meeting at the Meeting or any adjournment thereof.

     A shareowner executing a proxy may revoke it by instrument in writing executed by the shareowner or by his or her duly authorized attorney or, if the shareowner is a corporation, under its corporate seal or by a duly authorized officer or attorney of the corporation, and depositing it either at the Company's Executive Office (Attention: Secretary), at any time up to and including the last business day preceding the day of the Meeting, or any adjournment of the Meeting, or, as to any matter on which a vote has not already been cast pursuant to the authority conferred by the proxy, by depositing such instrument with the Chairman of the Meeting at the Meeting or any adjournment thereof. A shareowner may also revoke the proxy in any manner permitted by law.

EXERCISE OF DISCRETION OF PROXIES

     The shares represented by properly executed proxies received by management will be voted or withheld from voting in accordance with the directions of the shareowners appointing them. IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, SUCH SHARES WILL BE VOTED: (A) FOR THE ELECTION OF DIRECTORS; (B) FOR THE APPOINTMENT OF AUDITORS AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION, IN EACH CASE AS DESCRIBED IN THIS PROXY CIRCULAR; AND (C) FOR THE AMENDMENT TO THE COMPANY'S 1986 COMMON SHARE OPTION PLAN, AS AMENDED (THE "OPTION PLAN"), IN ACCORDANCE WITH THE RESOLUTION ATTACHED AS APPENDIX A TO THIS PROXY CIRCULAR. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to matters not specifically mentioned in the notice of the Meeting but which may properly come before the Meeting or any adjournment thereof and with respect to amendments to or variations of matters identified in the notice of the Meeting. Management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the notice of the Meeting and routine matters incidental to the conduct of the Meeting. If any further or other business is properly brought before the Meeting, it is intended that such other business will be voted upon in such manner as the person appointed as proxy then considers to be proper in accordance with applicable law.

                   VOTING SHARES AND PRINCIPAL OWNERS THEREOF

     Owners of Common Shares and Second Preferred Shares, Series 1 ("Preferred Shares") as of record at the close of business on March 12, 2001 will be entitled to vote at the Meeting, except to the extent that ownership of any such shares has been transferred after that date and the transferee of those shares establishes proper ownership and demands, not later than ten days before the Meeting, to be included in the list of shareowners eligible to vote at the Meeting, in which case, such transferee is entitled to vote such shares at the Meeting. As of March 12, 2001 (and also as of March 6, 2001), 59,955,442 Common Shares and 4,000,000 Preferred Shares of the Company are outstanding and entitled to be voted at the Meeting. Each Common Share carries the right to one vote at the Meeting. Each Preferred Share carries the right to vote on an as converted basis, and as of March 12, 2001, each Preferred Share will be entitled to 1.4593548 votes per share at the Meeting.

     The following table sets forth the persons who, based upon publicly filed and available documents, and to the Company's knowledge, as of March 6, 2001, beneficially owned or exercised control or direction over more than 5% of each class of voting shares of the Company, the approximate number of such shares and the percentage of shares of each class of shares of the Company entitled to vote at the Meeting represented by the number of shares so owned, controlled or directed:

              TABLE OF VOTING SHARES AND PRINCIPAL OWNERS THEREOF

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF COMBINED
                                                                                       COMMON SHARES AND
                                                                                        PREFERRED SHARES
                                                                                       (ASSUMING EXERCISE
                                                                                         OF OPTIONS AND
                                                                                         CONVERSION OF
                                                                                        PREFERRED SHARES
                           NATURE OF OWNERSHIP        NUMBER AND      PERCENTAGE          HELD BY THE
NAME AND ADDRESS               OR CONTROL          CLASS OF SHARES     OF CLASS           SHAREOWNER)
-------------------------------------------------------------------------------------------------------------
Thomas H. Lee and         Indirect Control or         11,867,912        19.8%              22,500,326
 related                  Beneficial Ownership            Common
 entities(1)(2)(4)
 75 State Street                                       4,000,000         100%
 26th Floor                                            Preferred
 Boston, MA
 U.S.A. 02109
-------------------------------------------------------------------------------------------------------------
Legg Mason, Inc.(5)       Indirect Control or          6,936,512        11.6%               6,936,512
 100 Light Street         Beneficial Ownership            Common
 P.O. Box 1476
 Baltimore, MD
 21203-1476
-------------------------------------------------------------------------------------------------------------
Nancy Pencer, Stephen     Indirect                     3,579,808         6.0%               3,579,808
 Halperin and Fraser                                      Common
 Latta as trustees of
 the Nancy Pencer
 Spouse Trust(4)(6)
 Toronto, Ontario
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-----------------------  -------------------------------
-----------------------  -------------------------------

                               PERCENTAGE OF
                              COMBINED COMMON
                            SHARES AND PREFERRED
                              SHARES (ASSUMING
                          EXERCISE OF OPTIONS AND
                          CONVERSION OF PREFERRED
                             SHARES HELD BY THE
NAME AND ADDRESS                SHAREOWNER)
Thomas H. Lee and                  34.2%(3)
 related
 entities(1)(2)(4)
 75 State Street
 26th Floor
 Boston, MA
 U.S.A. 02109
-------------------------------------------------------------
Legg Mason, Inc.(5)                11.6%
 100 Light Street
 P.O. Box 1476
 Baltimore, MD
 21203-1476
-------------------------------------------------------------------
Nancy Pencer, Stephen               6.0%
 Halperin and Fraser
 Latta as trustees of
 the Nancy Pencer
 Spouse Trust(4)(6)
 Toronto, Ontario
-------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Includes: 11,457,903 Common Shares and 3,835,996 Preferred Shares owned by THL Equity Advisors IV, LLC ("Advisors"), for which Mr. Lee serves indirectly as General Director. The number of shares owned by Advisors may be deemed to include 9,089,991 Common Shares and 3,635,996 Preferred Shares owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., for which Advisors serves as General Partner. Advisors' ownership may also be deemed to include 4,467,912 Common Shares owned in the aggregate by Granite (00) Holdings Inc., Granite LB Limited, 151797 Canada Inc. and 151793 Canada Inc. (collectively, the "Pencer Entities"), for which Advisors has voting power pursuant to a voting agreement. Advisors' ownership may also be deemed to include 500,000 Common Shares and 200,000 Preferred Shares owned by Paine Webber Capital and PW Partners 1997, L.P. (together, the "PW Entities"), for which Advisors has sole voting power pursuant to a stockholders agreement between Advisors and the PW Entities. As a result of the foregoing relationships, Mr. Lee may be deemed to have indirect beneficial ownership of options to purchase 4,794,995 Common Shares. Addresses for the foregoing are as follows: (a) 151793 Canada Inc.: c/o Spiegel Sohmer, 5 Place Ville Marie, Suite 1203, Montreal, Quebec, H3B 2G2; (b) Granite LB Limited; 151797 Canada Inc.; and Granite (00) Holdings Inc.: c/o Goodmans LLP, 250 Yonge Street, Suite 2400, Toronto, Ontario, M5B 2M6; and (c) PaineWebber Capital; and PW Partners 1997, L.P.: c/o PaineWebber Incorporated, Investment Banking Division, 1285 Avenue of the Americas, New York, New York 10019.

(2) Mr. Lee may be deemed to have indirect beneficial ownership of: (a) 140,252 Common Shares and 56,104 Preferred Shares owned by THL Coinvestors III-A, LLC of which Mr. Lee is the Managing Member; (b) 217,438 Common Shares and 86,972 Preferred Shares owned by THL-Coinvestors III-B, LLC, of which Mr. Lee is the Managing Member; and (c) 52,319 Common Shares and 20,928 Preferred Shares owned by Thomas H. Lee Charitable Investment Partnership, of which Mr. Lee is the General Partner. As a result of Mr. Lee's relationships with the foregoing entities and with THL Coinvestors III-B, LLC, Mr. Lee may be deemed to have indirect beneficial ownership of options to purchase 205,005 Common Shares.

(3) Pursuant to an agreement (the "Agreement") dated November 3, 1999, between the Company and Thomas H. Lee Company ("THC"), THC has, on its own behalf and on behalf of related and affiliated entities (collectively, the "THL Entities"), granted to the Chairman of Board of the Company a proxy to vote that number of voting shares of the Company sufficient to ensure that at no time will the THL Entities have voting rights in respect of more than 35% of the outstanding voting shares of the Company, calculated on a fully diluted basis. The Agreement also provides that the THL Entities will not exercise any options to acquire additional Common Shares of the Company if, after giving effect to such exercise, the THL Entities would have the power to vote or hold more than 35% of the outstanding voting shares of the Company, calculated on a fully diluted basis.

(4) All of the shares shown for the Nancy Pencer Spouse Trust and the THL Entities are subject to the Family Voting Agreement (as defined in footnote 4 in the Table of Directors below).

(5) Direct, registered ownership is held by the following subsidiaries of Legg Mason, Inc.: Legg Mason Fund Adviser, Inc., Legg Mason Wood Walker, Inc., Legg Mason Capital Management, Inc., and Legg Mason Trust, fsb. The address for the foregoing is as follows: 100 Light Street, PO Box 1476, Baltimore, MD 21203.

(6) Nancy Pencer, Fraser Latta and Stephen Halperin, as trustees of the Nancy Pencer Spouse Trust (the "Spouse Trust") have indirect control over 3,579,808 Common Shares through the Spouse Trust's holdings of various private corporations; 3,279,808 of these shares are subject to the Family Voting Agreement. The Spouse Trust may also be deemed to have control or direction over 2,400,000 Common Shares owned by Penbro Limited Partnership (250 Yonge Street, Suite 2400, Toronto, Ontario M5B 2M6) of which the Spouse Trust indirectly owns and controls the general partner; 800,000 of these shares are included in the 3,579,808 total above, representing the Spouse Trust's indirect one-third interest as a limited partner of Penbro Limited Partnership.

                                     QUORUM

     A quorum for the transaction of business at the Meeting is at least two persons personally present, each being a shareowner entitled to vote at the Meeting or a duly appointed proxy for an absent shareowner so entitled, and persons holding or representing not less than one-third of the total number of votes attaching to the shares of the Company entitled to vote at the Meeting.

                               VOTING OF PROXIES

     Directors are to be elected by a plurality of the votes of the shares whose owners are present, in person or by proxy, at the Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted. Approval of Proposals 2 and 3 requires the affirmative vote of a majority of the votes of the shares whose owners are present, in person or by proxy, at the Meeting and entitled to vote. Abstentions will be considered part of the quorum. However, abstentions are not counted in the tally of votes for or against a proposal. A "withhold" vote is the same as an abstention.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     Unless such authority is withheld, the persons named in the enclosed form of proxy intend to vote for the election of the eleven nominees to the Board of Directors whose names are set forth below. All of the nominees are now members of the Board of Directors and have been since the dates indicated. Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason, the persons named in the enclosed form of proxy reserve the right to vote for one or more other nominees in their discretion, unless the shareowner has specified in the proxy that such shareowner's shares are to be withheld from voting in the election of directors. Each director is elected annually and will hold office until the next annual election of directors, unless his term of office ends earlier in accordance with the by-laws of the Company.

     During the year ended December 30, 2000, all incumbent directors attended in person or by telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which they served during their incumbency, except for the following: Colin J. Adair missed 2 of 7 Board of Directors meetings; Thomas M. Hagerty missed 7 of 7 Board of Directors meetings and 2 of 2 Corporate Governance Committee meetings; and David V. Harkins missed 4 of 7 Board of Directors meetings and 2 of 5 Human Resources and Compensation Committee meetings.

     As of March 6, 2001, the executive officers and directors, as a group (23 individuals) beneficially own 5,435,612 Common Shares (8.68% of Common Shares outstanding) and 86,972 Preferred Shares (2.17% of Preferred Shares outstanding) (including for purposes of calculating Common Shares: (i) the Common Shares underlying the Preferred Shares; and (ii) options to acquire beneficial ownership of 2,677,325 Common Shares that are vested or will vest on or before May 5, 2001. The figures in this paragraph include the shares reported below with respect to each of the nominees and the Named Executive Officers and should be read in conjunction with the footnotes to such disclosure.

     The following table and the notes thereto set forth the name and age of each director, each of whom is a nominee, all major positions and offices with the Company presently held by such person, the year in which he became a director of the Company, the number of Common Shares and Preferred Shares of the Company beneficially owned by him or over which he exercises control or direction as of March 6, 2001 (determined in accordance with the immediately preceding paragraph) and the names of those public companies of which he is also a director.

                               TABLE OF DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                         COMMON SHARES        COMMON      PREFERRED SHARES
                                                                      BENEFICIALLY OWNED,   SHARES --    BENEFICIALLY OWNED,
                              OFFICES WITH THE COMPANY AND               CONTROLLED OR      PERCENTAGE      CONTROLLED OR
NAME (AND AGE)                PRINCIPAL OCCUPATION                        DIRECTED(1)        OF CLASS        DIRECTED(1)
-----------------------------------------------------------------------------------------------------------------------------
  COLIN J. ADAIR              Director of the Company; and Director          141,150(2)       0.24%                --
  (58)                        of Merrill Lynch Canada, Inc.
  Montreal, Quebec
-----------------------------------------------------------------------------------------------------------------------------
  W. JOHN BENNETT             Director of the Company; and Chairman           22,500(3)       0.04%                --
  (55)                        and Chief Executive Officer, Benvest
  Westmount, Quebec           Capital Inc. (merchant bank)
-----------------------------------------------------------------------------------------------------------------------------
  C. HUNTER BOLL(4)           Director of the Company; and Principal         453,080(5)       0.75%            86,972(5)
  (45)                        Managing Director of Thomas H. Lee
  Winchester, MA              Partners, L.P. (securities investment
                              partnership)
-----------------------------------------------------------------------------------------------------------------------------
  SERGE GOUIN                 Chairman of the Company; and Vice              240,150(6)       0.40%                --
  (58)                        Chairman, Salomon Smith Barney Canada,
  Outremont, Quebec           Inc. (investment dealer)
-----------------------------------------------------------------------------------------------------------------------------
  THOMAS M. HAGERTY(4)        Director of the Company; and Principal         453,080(5)       0.75%            86,972(5)
  (38)                        Managing Director of Thomas H. Lee
  Boston, MA                  Partners, L.P. (securities investment
                              partnership)
-----------------------------------------------------------------------------------------------------------------------------
  STEPHEN H. HALPERIN(4)(7)   Director of the Company; and Partner,           45,000          0.07%                --
  (51)                        Goodmans LLP (law firm)
  Toronto, Ontario
-----------------------------------------------------------------------------------------------------------------------------
  DAVID V. HARKINS(4)         Director of the Company; and President         453,080(5)       0.75%            86,972(5)
  (60)                        of Thomas H. Lee Partners, L.P.
  Marblehead, MA              (securities investment partnership)
-----------------------------------------------------------------------------------------------------------------------------
  TRUE H. KNOWLES             Director of the Company; and private           135,000(8)       0.22%                --
  (64)                        investor
  Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------
  FRASER D. LATTA(7)          Vice-Chairman of the Company; and            1,434,066(9)       2.39%                --
  (46)                        private investor
  Toronto, Ontario
-----------------------------------------------------------------------------------------------------------------------------
  DONALD G. WATT              Director of the Company; and Chairman           21,628          0.04%                --
  (65)                        of Watt International Inc. (marketing
  King Township, Ontario      and design company)
-----------------------------------------------------------------------------------------------------------------------------
  FRANK E. WEISE III          Director of the Company; and President       1,696,716(10)      2.76%                --
  (56)                        and Chief Executive Officer of the
  Vero Beach, FL              Company
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

----------------------------  -----------------
----------------------------  -----------------
                               PREFERRED
                               SHARES --
                               PERCENTAGE
NAME (AND AGE)                  OF CLASS
-------------------------------------------------------------------------------------
  COLIN J. ADAIR                    --
  (58)
  Montreal, Quebec
-------------------------------------------------------------------------------------------
  W. JOHN BENNETT                   --
  (55)
  Westmount, Quebec
-------------------------------------------------------------------------------------------------
  C. HUNTER BOLL(4)              2.17%
  (45)
  Winchester, MA
-------------------------------------------------------------------------------------------------------
  SERGE GOUIN                       --
  (58)
  Outremont, Quebec
-------------------------------------------------------------------------------------------------------------
  THOMAS M. HAGERTY(4)           2.17%
  (38)
  Boston, MA
-------------------------------------------------------------------------------------------------------------------
  STEPHEN H. HALPERIN(4)(7)         --
  (51)
  Toronto, Ontario
-------------------------------------------------------------------------------------------------------------------------
  DAVID V. HARKINS(4)            2.17%
  (60)
  Marblehead, MA
-----------------------------------------------------------------------------------------------------------------------------
  TRUE H. KNOWLES                   --
  (64)
  Dallas, TX
-----------------------------------------------------------------------------------------------------------------------------
  FRASER D. LATTA(7)                --
  (46)
  Toronto, Ontario
-----------------------------------------------------------------------------------------------------------------------------
  DONALD G. WATT                    --
  (65)
  King Township, Ontario
-----------------------------------------------------------------------------------------------------------------------------
  FRANK E. WEISE III                --
  (56)
  Vero Beach, FL
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) The information as to shares of each nominee that he beneficially owns or over which he exercises control or direction, not being within the knowledge of the Company, has been furnished by each of the nominees.

(2) Includes the right to acquire an additional 6,250 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(3) Includes the right to acquire an additional 12,500 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(4) Pursuant to an agreement between the Company and the THL Entities, the Company has agreed to cause to be nominated for election to the Board of Directors up to four nominees of the THL Entities. Messrs. Boll, Hagerty, Halperin and Harkins are the nominees of the THL Entities. Pursuant to a separate voting agreement ("Family Voting Agreement") among the THL Entities and the Pencer family shareholders ("Family Shareholders"), the parties have agreed to vote their respective voting shares in favor of election of director nominees and in other matters, as directed by the THL Entities; provided that, the Family Shareholders have the right to cause the THL Entities to vote their shares for the election of one director nominee chosen by the Family Shareholders. Stephen Halperin is currently serving as the Family Shareholders' designee under the Family Voting Agreement. The Family Voting Agreement terminates upon the earlier of: (i) the sale of all or substantially all of the Family Shareholders' voting shares, (ii) the sale of all or substantially all of the THL Entities' voting shares, and
    (iii) the expiration of the option granted to the THL Entities to purchase 5,000,000 additional Common Shares of the Company.

(5) An aggregate of 453,080 Common Shares and 86,972 Preferred Shares are held indirectly through THL-Coinvestors III-B, LLC. Each of Messrs. Boll, Hagerty and Harkins may be deemed to have an indirect beneficial interest in such shares through the interests held by them in THL-Coinvestors III-B, LLC. Messrs. Boll, Hagerty and Harkins disclaim beneficial ownership of such shares except to the extent of their pecuniary interest in THL-Coinvestors III-B, LLC. For the purposes of calculating the number of Common Shares beneficially owned, each Preferred Share held is assumed to have been converted into Common Shares and each option held is assumed to have been exercised. Each Preferred Share has been assumed to have been converted into
    1.4593548 Common Shares.

(6) Includes the right to acquire an additional 12,500 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(7) Messrs. Halperin and Latta, together with Nancy Pencer, serve as trustees of the Spouse Trust, which has indirect control over 3,579,808 Common Shares through the Spouse Trust's holdings of various private corporations; 3,279,808 of these shares are subject to the Voting Agreement. The Spouse Trust may also be deemed to have control or direction over 2,400,000 Common Shares owned by Penbro Limited Partnership, the general partner of which is indirectly owned and controlled by the Spouse Trust; 800,000 of these Common Shares, representing the Spouse Trust's indirect one-third interest as a limited partner of Penbro Limited Partnership, are included in the 3,579,808 total above.

(8) Includes the right to acquire an additional 125,000 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(9) Includes the right to acquire an additional 50,000 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(10) Includes the right to acquire an additional 1,436,306 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

Colin J. Adair

     Director of the Company since 1986. In the past five years, prior to a company merger that took place on September 18, 1998, Mr. Adair held the position of Senior Vice President and Resident Director at Midland Walwyn, Inc. Currently, Mr. Adair is a Director of Merrill Lynch Canada, Inc.

W. John Bennett

     Director of the Company since 1998. In the past five years, Mr. Bennett has held the position of Chairman and Chief Executive Officer of Benvest Capital Inc. (merchant bank). Currently, Mr. Bennett is a Director of: Benvest Capital Inc. (merchant bank); and CMN International Inc. (real estate services company).

C. Hunter Boll

     Director of the Company since 1998. In the past five years, Mr. Boll has held the position of Principal Managing Director of Thomas H. Lee Partners, L.P. (securities investment partnership) and its predecessor. Currently, Mr. Boll is a Director of: Tucker Anthony Sutro (f/k/a Freedom Securities Corp.) (securities investment company); and Metris Companies, Inc. (credit services company).

Serge Gouin

     Chairman of the Board of Directors of the Company since 1998 and Director of the Company since 1986. In the past five years, Mr. Gouin has held the position of President and COO of Group Videotron Ltee (cable company), until November 1996; corporate director from November 1996 until January 1998; and Vice Chairman, Salomon Smith Barney Canada, Inc. since January 1998. Currently, Mr. Gouin is a Director of: Astral Communications Inc. (broadcasting company); Cossette Communication Group Inc. (advertising agency); and Onex Corporation (conglomerate).

Thomas M. Hagerty

     Director of the Company since 1998. In the past five years, Mr. Hagerty has held the position of Principal Managing Director of Thomas H. Lee Partners, L.P. (securities investment partnership) and its predecessor. Currently, Mr. Hagerty is a Director of: Metris Companies, Inc. (credit services company); Tucker Anthony Sutro (f/k/a Freedom Securities Corp.) (securities investment company); Syratech Corporation (consumer goods manufacturer); and Conseco Inc. (securities company).

Stephen H. Halperin

     Director of the Company since 1992. In the past five years, Mr. Halperin has held the position of partner at Goodmans LLP (f/k/a Goodman Phillips & Vineberg) (law firm). Currently, Mr. Halperin is a Director of AT&T Canada Inc. Mr. Halperin is the brother of Mark R. Halperin, Senior Vice-President, General Counsel and Secretary of the Company.

David V. Harkins

     Director of the Company since 1998. In the past five years, Mr. Harkins has held the position of Principal Managing Director of Thomas H. Lee Partners, L.P. (securities investment partnership) and its predecessor and since 1999 has served as President of Thomas H. Lee Partners, L.P. Currently, Mr. Harkins is a Director of: Conseco, Inc. (securities company); Fisher Scientific International, Inc. (research products distributor); Tucker Anthony Sutro (f/k/a Freedom Securities Corp.) (securities investment company); Metris Companies, Inc. (credit services company); Stanley Furniture Company, Inc.; and Syratech Corporation (consumer goods manufacturer).

True H. Knowles

     Director of the Company since 1996. In the past five years, Mr. Knowles has acted as a private investor. Currently, Mr. Knowles is a Director of Wendy's International Limited.

Fraser Latta

     Vice-Chairman (non-executive) of the Board of Directors of the Company since 1998 and Director of the Company since 1991. In the past five years, Mr. Latta has been Vice Chairman (executive) of the Company, until August 1998, and since then has been a private investor.

Donald G. Watt

     Director of the Company since 1992. In the past five years, Mr. Watt has held the position of Chairman of The Watt Design Group Inc. (marketing and design company). Currently, Mr. Watt is a Director of: Envoy Communications Inc. (marketing communications group); Aastra Telecom, Inc. (telecommunications manufacturer); Forzani Group, Inc. (sporting goods retailer); and Party City Canada Inc. (party goods retailer).

Frank E. Weise III

     Director, President and Chief Executive Officer of the Company since June, 1998. In the past five years, Mr. Weise has held the position of Senior Vice-President of Campbell Soup Company (food products manufacturer) and President -- Bakery and Confectionery Division, of Campbell Soup Company, until 1997; and Chairman of Confab Inc. (feminine incontinence products manufacturer) until 1998.

COMPENSATION OF DIRECTORS

     The total amount paid to directors in their capacity as such in respect of the year ended December 30, 2000 was (Cdn.) $218,500 (the "Amount"). The Amount includes: a (Cdn.) $100,000 annual retainer paid to the Chairman of the Board; an annual fee of (Cdn.) $15,000 paid to five outside directors (other than the Chairman); an annual retainer of (Cdn.) $3,000 paid to one Committee Chairman; and fees paid for attendance at the Board of Directors and Committee meetings. Outside directors (other than the Chairman) are entitled to receive (Cdn.) $1,000 per Board of Directors meeting attended in person or (Cdn.) $500 per Board of Directors meeting attended via telephone and (Cdn.) $1,000 per Committee meeting attended in person or (Cdn.) $500 per Committee meeting attended via telephone or in conjunction with a Board of Directors meeting. Directors are reimbursed for their travelling expenses in connection with the Board of Directors and Committee meeting attendance. (See "Composition of the Board").

EXECUTIVE OFFICERS

     For information with respect to identification of Executive Officers, see "Executive Officers of the Company" Part III, Item 10 of the Company's Annual Report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and with all applicable Canadian Securities authorities, for the year ended December 30, 2000, which is incorporated by reference into this Proxy Circular.

                   PROPOSAL NO. 2 -- APPOINTMENT OF AUDITORS

     Unless such authority is withheld, the persons named in the enclosed form of proxy intend to vote at the Meeting of shareowners for the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, Suite 3000, Royal Trust Tower, TD Centre, Toronto, Ontario, M5K 1G8, as auditors of the Company to hold office until the close of the next annual meeting of shareowners, and to authorize the directors of the Company to fix their remuneration.

     One or more representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate amount of fees billed by PricewaterhouseCoopers in respect of the year ended December 30, 2000, for the Company's annual audit and for the reviews included in the Company's Forms 10-Q was $873,000.

ALL OTHER FEES

     The aggregate amount of fees billed by PricewaterhouseCoopers for all other non-audit services rendered during the year ended December 30, 2000, was $563,400. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the principal accountant's independence.

                   PROPOSAL NO. 3 -- AMENDMENT TO OPTION PLAN

     The Board is submitting a proposal for approval by the shareowners to amend and restate the Option Plan. Even though an aggregate of 12,000,000 Common Shares has been reserved for issuance pursuant to the Option Plan, the Option Plan currently limits the aggregate number of Common Shares that may be reserved for issuance pursuant to options granted under the Option Plan and any other share compensation arrangement at any time to 10% of the aggregate Common Shares outstanding on the date of the grant. This 10% limit was voluntarily adopted by the Company when the number of shares reserved for issuance pursuant to options granted under the Option Plan was fixed by shareowners at the 1995 annual and special meeting of shareowners. Adoption of Proposal No. 3 will authorize an increase in the maximum aggregate number of Common Shares reserved for issuance pursuant to options that may be outstanding on the date of the grant from 10% to 15% of outstanding Common Shares. If approved, this proposal will not affect the 12,000,000 aggregate number of Common Shares reserved for issuance under the Option Plan.

     The Board of Directors and the Human Resources and Compensation Committee believe that adoption of Proposal No. 3 is in the best interest of the Company. The purpose of the Option Plan and the proposed amendment is to enable the Company to:

     - attract future employees, directors and advisors who are in a position to make significant contributions to the success of the Company;

     - encourage these individuals to take into account the long-term interests of the Company and its shareowners; and

     - reward these individuals for their contributions to the Company's success, in each case, through ownership of Common Shares.

     The Board of Directors and the Human Resources and Compensation Committee (the "Committee") believe that the grant of equity incentives is an essential component of compensation and is standard and expected in the Company's industry. They also believe that awards under the Option Plan have played an important part in enabling the Company to attract, retain and motivate employees in the extremely competitive industry in which the Company operates. The ability to continue to attract new employees and to retain current employees is a critical element in the Company's strategy for future growth, and its ability to attract and retain qualified employees could be impeded if sufficient equity incentives are not available in the future for grant under the Option Plan. Furthermore, the ability to motivate employees and senior management to take into account the long-term interests of the Company and its shareowners is essential to the Company's future growth. The Company's ability to so motivate its employees and senior management could be impeded if sufficient equity incentives are not available in the future.

     The Company is submitting this proposal to shareowners for their approval in order to comply with the Option Plan, which, by its terms, requires such approval, and in order to comply with the requirements of The Toronto Stock Exchange. Appendix A to this Proxy Circular sets out the full text of the proposed resolution approving the amendments to the Option Plan.

     On October 26, 2000, the Board of Directors approved an amendment to the Option Plan to change the period in which unexercised options may be exercised from 60 days to 3 years from the date of termination due to total and permanent disability or the retirement of a participant, and then only with respect to options that are vested as of the termination date. This amendment, which has received the approval of the Toronto Stock Exchange, does not require shareowner approval.

DESCRIPTION OF THE OPTION PLAN

     Under the Option Plan, an aggregate of 12,000,000 Common Shares (including Common Shares in respect of which other compensation related options have been granted) are reserved for issuance to eligible directors, senior officers, employees and service providers of the Company and its subsidiaries.

     The following description of certain features of the Option Plan is qualified in its entirety by reference to the full text of the Option Plan.

ADMINISTRATION

     The Human Resources and Compensation Committee administers the Option Plan and has the power and authority to construe and interpret the Option Plan and any awards made under the Option Plan. Eligibility to participate in the Option Plan, the number of Common Shares for which options are granted, and the vesting period for each option are determined by the Human Resources and Compensation Committee. The Board of Directors may amend the Option Plan at any time provided that shareholder and regulatory or stock exchange approval of the amended Option Plan, if required, is received prior to the issuance of options under such amended Option Plan.

OPTIONS

     Under the terms of the Option Plan, the Human Resources and Compensation Committee may grant awards of "incentive stock options" or "ISOs" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock options that are not intended to qualify under Section 422 of the Code ("NQSOs"). The Company has never issued any ISOs pursuant to the Option Plan and has no current intention to do so in the future.

     Options to acquire Common Shares are granted at the closing price on The Toronto Stock Exchange on the last trading day preceding the date of grant. Options are non-transferable and have a term of not more than ten years. As of March 6, 2001, there were approximately 942 holders of options under the Option Plan. This includes approximately 6 outside directors, 13 executive officers, 899 employees and 4 service providers of the Company and its subsidiaries.

     If a participant ceases to be a director, officer, employee or service provider of the Company, all vested but unexercised options of the participant will expire on the earlier of:

     -  the expiry date of such options;

     - 60 days following the date the participant ceases to be a director, officer, employee or service provider (the "termination date"), or in the event of the death of a participant, 365 days following the death of such participant; and

     - three years from the date of total and permanent disability or the retirement of a participant.

     All unvested options vest upon the death of a participant and, otherwise, unvested options are cancelled on the termination date.

     The grant of options and the issuance of Common Shares issued upon exercise of options granted under the Option Plan are currently subject to the following limitations:

     - the aggregate number of Common Shares reserved for issuance pursuant to options granted under the Option Plan and any other share compensation arrangement shall not exceed 10% of the Common Shares outstanding at the date of grant;

     - the aggregate number of shares reserved for issuance to any one person pursuant to options granted under the Option Plan and any other share compensation arrangement shall not exceed 5% of the Common Shares outstanding on the date of grant;

     - the aggregate number of Common Shares which may be issued, within a one year period, pursuant to options granted under the Option Plan and any other share compensation arrangement: (i) to insiders, shall not exceed 10% of the Common Shares outstanding on the date of grant; and (ii) to any one insider, together with such insider's associates, shall not exceed 5% of the Common Shares outstanding on the date of grant, excluding, in each case, Common Shares issued pursuant to share compensation arrangements over the preceding one year period.

     Approval of Proposal No. 3 will result in a change in the aggregate number of outstanding Common Shares that may be reserved for issuance pursuant to options from 10% to 15%. If Proposal No. 3 is not approved by the Company's shareowners, the Company will continue to operate the Option Plan in its current form.

FEDERAL INCOME TAX CONSEQUENCES TO UNITED STATES INVESTORS

     The Company believes that the normal operation of the Option Plan should generally have, under the Code, and the regulations and rulings thereunder, all as in effect on February 28, 2001, the principal federal income tax consequences described below. The consequences described below do not address those surrounding ISOs, nor do they take into account any changes to the Code or the regulations thereunder that may occur after February 28, 2001.

     The Option Plan is not qualified under Section 401(a) of the Code and, based upon current law and published interpretations, the Company believes the Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     To the extent options, when granted, are NQSOs, the principal federal income tax consequences to each optionee and to the Company should generally be as follows:

     (1) the optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an NQSO;

     (2) the optionee will recognize ordinary income at the time of the exercise of the NQSO, in an amount equal to the excess of the fair market value of the Common Shares at the time of exercise over the exercise price;

     (3) the Company will be entitled to a deduction to the extent of the ordinary income recognized by the optionee in accordance with the rules of Section 83 of the Code (and Section 162(m) of the Code, to the extent applicable) and the regulations thereunder;

     (4) gain or loss recognized by the optionee upon a subsequent disposition of such Common Shares will be short- or long-term capital gain or loss, if such Common Shares are held by the optionee as capital assets; and

     (5) Section 162(m) of the Code limits the extent to which the remuneration paid to the Chief Executive Officer and the four highest compensated executives, other than the Chief Executive Officer, is deductible by a corporation when the annual remuneration for any of these officers exceeds $1,000,000 in a calendar year. Remuneration for purposes of
          Section 162(m) includes, subject to certain exclusions, cash compensation and non-cash benefits paid for services including, with respect to NQSOs, the difference between the exercise price and the market value of the stock at the time of exercise. The Option Plan is intended to satisfy the available exclusions with respect to options that are exercisable at an exercise price of not less than 100% of the fair market value of a Common Share on the date of the grant.

     The comments set forth in the above paragraphs are only a summary of certain of the United States federal income tax consequences relating to Proposal No. 3 -- Amendment to Option Plan as in effect on February 28, 2001. No consideration has been given to the effects of Canadian law, or of state, local, and other laws (tax or other) on Proposal No. 3 or on the optionee, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE "FOR" THE RESOLUTION APPROVING THE AMENDMENTS TO THE OPTION PLAN SET OUT IN THIS PROPOSAL NO. 3, THE FULL TEXT OF WHICH IS SET OUT IN APPENDIX A OF THIS PROXY CIRCULAR.

                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     Subsequent to the end of the year ending December 30, 2000, Paul Richardson, Executive Vice President, Global Procurement and Innovation repaid a loan by the Company in the amount of (Cdn.) $220,000 in its entirety as of February 1, 2001, and the amount outstanding in respect of this loan as of March 6, 2001 is zero.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Seven of the directors, Colin J. Adair, W. John Bennett, C. Hunter Boll, Serge Gouin, Thomas M. Hagerty, David V. Harkins and True Knowles are unrelated and outside directors, as they are neither members of management nor do they possess any interest, business or other relationship (other than interests and relationships arising from shareholdings) which is capable of inhibiting the performance of their fiduciary duties to the Company. Stephen H. Halperin is an outside director but, as a partner in a law firm which provides ongoing legal services to the Company, may be considered to be a related director. Fraser D. Latta is an unrelated and outside director but was (prior to August 1998) a member of senior management of the Company. Donald G. Watt is an outside director but, as Chairman of Watt International Inc., which has a creative services agreement with the Company with an approximate remaining term of eight
(8) years, may be considered to be a related director. Frank E. Weise III is a related inside director as he is an employee and officer of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act"), and regulations of the Securities and Exchange Commission ("SEC") thereunder require the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Shares, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transactions reports covering any changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Shares are required by SEC regulations to furnish the Company with all such reports (the "Reports") they file.

     Based on the Company's review of the copies of the Reports received by it, and written representations, if any, received from reporting persons with respect to the filing of Reports on Forms 3, 4 and 5, the Company believes that all filings required to be made by the executive officers and directors of the Company for 2000 were made on a timely basis, with the following exceptions: (a) Forms 3 filed for Ivano Grimaldi (in March 2000) and for David G. Bluestein, Tina Dell'Aquila, Mark R. Halperin, Paul R. Richardson, Raymond P. Silcock, Prem Virmani, Colin D. Walker and Frank E. Weise III (all filed in January 2000) and amended Forms 3 for Ms. Dell'Aquila, Mr. Halperin and Mr. Walker (all filed in April 2000), inadvertently reported incorrect holdings of Common Shares. Mr. Grimaldi's Form 3 was amended on February 12, 2001; Ms. Dell'Aquila, Mr. Halperin and Mr. Walker's Forms 3 were amended on a Form 5 filed on March 9, 2001; and Mr. Bluestein, Mr. Richardson, Mr. Silcock, Mr. Virmani and Mr. Weise's Forms 3 were amended on a Form 5 filed on March 12, 2001; and (b) W. John Bennett inadvertently failed to file a Form 4 in respect of acquisitions of Common Shares in the months of January and March 2000. Mr. Bennett filed a Form 4 to report these acquisitions on March 12, 2001.

                           EXECUTIVE SHARE OWNERSHIP

     The following table sets forth information concerning the beneficial ownership of Common Shares as of March 6, 2001 in respect of each of the individuals who were at December 30, 2000 the Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executive Officers") of the Company and its subsidiaries:

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                               COMMON SHARES             PERCENTAGE OF COMMON
NAME, AGE AND PRINCIPAL POSITION                             BENEFICIALLY OWNED       SHARES BENEFICIALLY OWNED*
------------------------------------------------------------------------------------------------------------------------
  Frank E. Weise III (56)
  President and Chief Executive Officer                           1,696,716(1)                  2.76%
------------------------------------------------------------------------------------------------------------------------
  Mark Benadiba (47)
  Executive Vice President,
  President, Cott Beverages Canada                                  376,394(2)             *
------------------------------------------------------------------------------------------------------------------------
  David G. Bluestein (55)
  Executive Vice President,
  President, Cott Beverages USA                                     242,476(3)             *
------------------------------------------------------------------------------------------------------------------------
  Paul R. Richardson (44)
  Executive Vice President,
  Global Procurement & Innovation                                   134,203(4)             *
------------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock (50)
  Executive Vice President and
  Chief Financial Officer                                           165,946(5)             *
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

*   Amount is less than 1% of the Company's outstanding Common Shares.

(1) Includes the right to acquire 1,436,306 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(2) Includes the right to acquire 310,000 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(3) Includes the right to acquire 172,500 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(4) Includes the right to acquire 104,000 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

(5) Includes the right to acquire 90,000 Common Shares of the Company on or before May 5, 2001 pursuant to the exercise of options granted under the Option Plan.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation earned for services rendered during each of the last three financial years in respect of the Named Executive Officers of the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                                              ---------------------------------------
                                                  ANNUAL COMPENSATION           SECURITIES     RESTRICTED
                                           ----------------------------------  UNDER OPTIONS    SHARES OR
                                            SALARY   BONUS(2)   OTHER ANNUAL    GRANTED(3)     RESTRICTED     LTIP
NAME AND PRINCIPAL POSITION       YEAR(1)     ($)       ($)     COMPENSATION        (#)        SHARE UNITS   PAYOUTS
---------------------------------------------------------------------------------------------------------------------
  Frank E. Weise III                2000    425,000   850,000        --            200,000          --            --
    President and Chief             1999    425,000   425,000        --            250,000          --            --
    Executive Officer               1998    229,925   175,000        --          1,300,000          --            --
---------------------------------------------------------------------------------------------------------------------
  Mark Benadiba                     2000    303,088   319,927        --             50,000          --            --
  Executive Vice President,         1999    301,500   301,500        --             50,000          --            --
  President, Cott                   1998    273,502        --        --             50,000          --            --
  Beverages Canada
---------------------------------------------------------------------------------------------------------------------
  David G. Bluestein                2000    350,000   400,000        --            125,000          --            --
  Executive Vice President,         1999    350,000   350,000        --            175,000          --            --
  President, Cott                   1998     91,538   255,278        --            200,000          --            --
  Beverages USA
---------------------------------------------------------------------------------------------------------------------
  Paul R. Richardson                2000    320,000   172,500        --             40,000          --            --
  Executive Vice President,         1999    320,000   160,000        --             50,000          --            --
  Global Procurement & Innovation   1998    288,282    50,000        --                 --          --            --
---------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock                2000    275,000   300,000        --             50,000          --            --
  Executive Vice                    1999    275,000   275,000        --            100,000          --            --
  President and Chief               1998     76,154   163,693        --            100,000          --            --
  Financial Officer
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------  ---------------------
---------------------------------  ---------------------

                                      ALL OTHER
                                   COMPENSATION(4)
NAME AND PRINCIPAL POSITION              ($)
---------------------------------------------------------------------------------------------------------------------   ------------
---------
  Frank E. Weise III                   863,531(11)
    President and Chief                439,659(5)
    Executive Officer                   11,443
---------------------------------------------------------------------------------------------------------------------   ------------
---------
  Mark Benadiba                        273,038(12)
  Executive Vice President,            312,347(6)
  President, Cott                          391
  Beverages Canada
---------------------------------------------------------------------------------------------------------------------   ------------
---------
  David G. Bluestein                   381,351(13)
  Executive Vice President,            421,277(7)
  President, Cott                          707
  Beverages USA
---------------------------------------------------------------------------------------------------------------------   ------------
---------
  Paul R. Richardson                   183,516(14)
  Executive Vice President,            230,854(8)
  Global Procurement & Innovation      333,034(9)
---------------------------------------------------------------------------------------------------------------------   ------------
---------
  Raymond P. Silcock                   310,500(15)
  Executive Vice                       286,457(10)
  President and Chief                      650
  Financial Officer
---------------------------------------------------------------------------------------------------------------------   ------------
---------
---------------------------------------------------------------------------------------------------------------------   ------------
---------

(1) Throughout this Proxy Circular, references to the year 2000 are to the fiscal year that ended December 30, 2000. The year 1999 refers to the fiscal year that ended January 1, 2000. Upon the amalgamation of the Company and certain of its wholly-owned subsidiaries on January 3, 1999, the fiscal year end of the Company was changed to the Saturday closest to December 31 in each year. Accordingly, the year 1998 refers to the eleven month period that ended January 2, 1999.

(2) The bonuses in respect of 2000 were earned in 2000 but paid in 2001. See heading "Compensation Principles".

(3) Granted pursuant to the Option Plan. All outstanding unvested options immediately vest upon a change of control as defined in the Option Plan.

(4) Figures in this column include, if applicable, premiums paid by the Company or its subsidiaries for term life insurance and 401(K) contributions for each Named Executive Officer.

(5) Includes $425,000, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan".

(6) Includes $301,500, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan".

(7) Includes $350,000, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan" and a relocation allowance of $58,333.

(8) Includes $160,000, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan" and a relocation allowance of $59,658.

(9) Includes a one-time payment of $320,000 for termination of a prior employment agreement.

(10) Includes $275,000, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan".

(11) Includes $850,000, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period pursuant to the "2000 Executive Incentive Share Compensation Plan" described under the heading "Long Term Incentives".

(12) Includes $271,938, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period pursuant to the "2000 Executive Incentive Share Compensation Plan" described under the heading "Long Term Incentives".

(13) Includes $368,400, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period pursuant to the "2000 Executive Incentive Share Compensation Plan" described under the heading "Long Term Incentives".

(14) Includes $172,500, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period pursuant to the "2000 Executive Incentive Share Compensation Plan" described under the heading "Long Term Incentives".

(15) Includes $300,000, which has been paid to a Trustee to purchase Common Shares of the Company on behalf of the Named Executive Officer, which will vest over a three year period pursuant to the "2000 Executive Incentive Share Compensation Plan" described under the heading "Long Term Incentives".

     The Company granted options to employees to purchase a total of 878,000 shares during the year ended December 30, 2000. The amounts set forth below in the columns entitled "5%" and "10%" represent hypothetical gains that could be achieved for the respective options to the Named Executive Officers to whom options were granted, if exercised at the end of the option term. The gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the dates on which the respective options were granted to their respective expiration dates.

        OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                               % OF TOTAL                       MARKET VALUE OF
                                                OPTIONS                            SECURITIES
                               SECURITIES      GRANTED TO                          UNDERLYING
                              UNDER OPTIONS   EMPLOYEES IN   EXERCISE OR BASE    OPTIONS ON THE
                               GRANTED(1)      FINANCIAL          PRICE          DATE OF GRANT        EXPIRATION
                                   (#)            YEAR       (CDN.$/SECURITY)   (CDN.$/SECURITY)         DATE
--------------------------------------------------------------------------------------------------------------------
  Frank E. Weise III             200,000(2)      22.8%             8.15               8.15         July 27, 2007
--------------------------------------------------------------------------------------------------------------------
  Mark Benadiba                   50,000          5.7%             8.15               8.15         July 27, 2007
--------------------------------------------------------------------------------------------------------------------
  David G. Bluestein             125,000         14.2%             8.15               8.15         July 27, 2007
--------------------------------------------------------------------------------------------------------------------
  Paul R. Richardson              30,000          3.4%             8.15               8.15         July 27, 2007
                                  10,000          1.1%            10.80              10.80         December 13, 2007
--------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock              50,000          5.7%             8.15               8.15         July 27, 2007
--------------------------------------------------------------------------------------------------------------------
  TOTAL                          465,000         53.0%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

----------------------------  ----------------------------
----------------------------  ----------------------------
                              POTENTIAL REALIZABLE
                                VALUE AT ASSUMED
                                 ANNUAL RATES OF
                                      STOCK
                               PRICE APPRECIATION
                                 FOR OPTION TERM
                                    (CDN. $)
                               5%(3)       10%(3)
  Frank E. Weise III          663,574    1,546,409
---------------------------------------------------------------
  Mark Benadiba               165,893      386,602
---------------------------------------------------------------------
  David G. Bluestein          414,734      966,506
---------------------------------------------------------------------------
  Paul R. Richardson           99,536      231,961
                               43,967      102,461
---------------------------------------------------------------------------------
  Raymond P. Silcock          165,893      386,602
---------------------------------------------------------------------------------------
  TOTAL
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

(1) These options, unless otherwise expressly indicated, have a seven year term and are exercisable (on a cumulative basis) as to 30% of the optioned shares on or after the first anniversary of the date of the grant, 30% of the optioned shares on or after the second anniversary of the date of the grant and 40% of the optioned shares on or after the third anniversary of the date of the grant.

(2) Options held by Mr. Weise to acquire 32,000 Common Shares were exercisable as of January 27, 2001, the six month anniversary of the date of the grant. Options to acquire an additional 5,600 Common Shares are exercisable, on a cumulative basis, on the 27th day of each month for 30 months following January 27, 2001.

(3) The 5% values for Messrs. Weise, Benadiba, Bluestein, Richardson and Silcock converted to US$ as of July 27, 2007 at the rate of $1.472 ($1.522 for Mr. Richardson's options that expire on December 13, 2007) would be $450,889, $112,722, $281,806, $67,633, $28,891 and $112,722, respectively.
     The 10% values for these executives converted to US$ as of July 27, 2007 at the rate of $1.472 ($1.522 for Mr. Richardson's options that expire on December 13, 2007) would be $1,050,764, $262,691, $656,727, $157,615,
     $67,329 and $262,691, respectively.

     The following table sets forth, in respect of the Named Executive Officers, details of all exercises of options during the year ended December 30, 2000 and the number and value of unexercised options on an aggregated basis as at such date:

 AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                      UNEXERCISED OPTIONS        VALUE OF UNEXERCISED
                                                                              AT                     IN-THE-MONEY
                                         SECURITIES      AGGREGATE     DECEMBER 30, 2000              OPTIONS AT
                                         ACQUIRED ON       VALUE              (#)                 DECEMBER 30, 2000
                                          EXERCISE       REALIZED        EXERCISABLE/                  (CDN.$)
NAME                                         (#)          (CDN.$)        UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE(1)
---------------------------------------------------------------------------------------------------------------------------------
  Frank E. Weise III                         --             --       1,215,286   / 534,714    2,844,835     / 1,747,665
---------------------------------------------------------------------------------------------------------------------------------
  Mark Benadiba                              --             --         310,000   / 105,000      506,250     /   393,750
---------------------------------------------------------------------------------------------------------------------------------
  David G. Bluestein                         --             --         172,500   / 327,000      663,375     / 1,346,625
---------------------------------------------------------------------------------------------------------------------------------
  Paul R. Richardson                         --             --          84,000   / 134,000      120,375     /   313,375
---------------------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock                         --             --          90,000   / 160,000      328,500     /   664,000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) The exercisable value for options held by Messrs. Weise, Benadiba, Bluestein, Richardson and Silcock converted to US$ as of December 30, 2000 at the rate of $1.499 would be $1,897,822, $327,725, $442,545, $80,304 and
    $219,146, respectively. The unexercisable value for options held by these executives converted to US$ as of December 30, 2000 at the rate of $1.499 would be $1,165,887, $262,675, $898,349, $209,056 and $442,962,
    respectively.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITY AND EXECUTIVE EMPLOYMENT CONTRACTS

     Each of the Named Executive Officers is a party to an agreement with the Company that calls for, among other things, certain payments to be made to such Named Executive Officer upon the termination of his employment without cause.

     Frank E. Weise III has an employment agreement with the Company, which expires on January 31, 2002 and which provides for an annual base salary at a rate not less than the amount reported in the Summary Compensation Table for 2000. Mark Benadiba, David G. Bluestein, Paul Richardson and Raymond P. Silcock have individual contracts of employment with the Company for an unspecified term, which also provide for annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 2000. Each of these agreements provides for the payment to the applicable Named Executive Officer of bonuses consistent with market and industry standards from time to time and which are based upon the achievement of agreed upon criteria established from time to time by the Human Resources and Compensation Committee. The agreements also provide for customary allowances and perquisites. The Company provides both short-term and long term incentive programs in which each of the Named Executive Officers participates. Subject to the terms of employment contracts for the respective Named Executive Officers, the level of participation is determined by the Human Resources and Compensation Committee at their sole discretion and varies by Named Executive Officer.

     Upon termination of Mr. Weise's employment without cause or upon a deemed termination, Mr. Weise shall be entitled to receive from the Company severance equal to the greater of: (a) two times the average of his base salary and bonuses over the prior two years; and (b) his base salary and bonuses (based on prior years) over the balance of the term. If Mr. Weise's employment is terminated without cause or is deemed terminated following a change of control (defined to mean any person or group of persons acquiring more than 50% of the outstanding voting shares of the Company, a sale by the Company of all or substantially all of the Company's undertakings and assets or the voluntary liquidation, dissolution or winding-up of the Company), Mr. Weise shall be entitled to receive a payment equal to 36 months of his base salary, continuation of his benefits for a period of 36 months (or a cash equivalent) and the average of the bonuses paid to him over the prior two years.

     In the event of Mr. Benadiba's termination without cause (other than by reason of Mr. Benadiba's death) or deemed termination, within four years following July 8, 1998 (the "Window Period"), Mr. Benadiba is entitled to receive two times his base salary, bonuses and the cash value of benefits and perquisites during the previous 12 months. If Mr. Benadiba voluntarily terminates his employment at the end of the Window Period, Mr. Benadiba shall be entitled to an amount equal to his base salary and bonus and the cash value of benefits and perquisites during the previous 12 months.

     In the event of the termination of Mr. Bluestein or Mr. Silcock for any reason other than just cause, they will receive a severance payment equal to 24 months base salary and bonuses and car allowances and the cash value of their respective benefits (excluding short and long term disability and out of country benefits) for such 24 month period.

     Mr. Richardson's agreement provides that his employment may be terminated by either himself or the Company at any time on 6 months written notice by the terminating party. Upon either party's termination or upon Mr. Richardson's death, Mr. Richardson will receive a severance payment equal to 24 months base salary and bonuses plus the cash value of all benefits and perquisites and the average of any other remuneration during the previous 24 month period. This agreement with Mr. Richardson replaced an employment agreement, the termination provisions of which had been triggered, which would have paid Mr. Richardson three times his average annual salary, bonus and benefits during the two years prior to the trigger date. One-third of that payment was made to Mr. Richardson during 1999 and is reported in the Summary Compensation Table.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The members of the Human Resources and Compensation Committee of the Board of Directors are Colin J. Adair (Chairman), Stephen H. Halperin and David V. Harkins. None of the members of the Human Resources and Compensation Committee is an officer or employee of the Company or any of its subsidiaries.

REPORT ON EXECUTIVE COMPENSATION

     The Human Resources and Compensation Committee, within the parameters of the existing arrangements described below, is responsible for, among other things, reviewing and determining the annual salary, options, bonus and other compensation levels of the Chief Executive Officer of the Company and, following discussions with the Chief Executive Officer of the Company and after receiving his recommendations, the other executive officers of the Company.

COMPENSATION PRINCIPLES

     The Company is committed to the philosophy of partnership and to sharing the benefits of success with those who help the Company grow. The Company's strength and ability to sustain growth is based on an organization which perceives people as its single most important asset. The Human Resources and Compensation Committee's philosophy is to provide sufficient compensation opportunities for executives of the Company in order to attract, retain and motivate the best possible management team to lead the Company in the achievement of both its short and long-term performance goals. The Human Resources and Compensation Committee believes that compensation significantly based on performance is more likely to enhance the continuing financial success of the Company, which leads to the improvement of shareowner value. In furtherance of these goals, the Company has adopted an annual bonus plan, an employee share option plan, an employee share purchase savings plan and an executive share incentive plan to increase the risk/reward ratio of its executive compensation program, to focus management on long-term strategic issues, and to align management's interests with those of the shareowners of the Company in the sustained growth of shareowner value.

COMPENSATION ELEMENTS AND DETERMINATION PROCESS

     Compensation for executive officers, including the Chief Executive Officer, of the Company consists of a base salary, opportunities for bonus cash compensation, and long-term compensation in the form of stock options, a share purchase savings plan and an executive incentive share compensation plan. Each of the Named Executive Officers has a written agreement with the Company (see "Termination of Employment, Change in Responsibility and Executive Employment Contracts"). In respect of the base salary of these executives, the Human Resources and Compensation Committee's role is to determine the increase, if any, that would be appropriate. The Company's arrangement with each of the executives described under "Termination of Employment, Change in Responsibility and Executive Employment Contracts" was negotiated between management and each of them and approved by the Human Resources and Compensation Committee. In reviewing and determining executive compensation, the Human Resources and Compensation Committee examines each component individually as well as total compensation as a whole. Each executive officer's compensation is determined with reference to an assessment of relevant industry norms, experience, past performance, level of responsibility and personal requirements and expectations. Salary levels are reviewed periodically and adjustments may be made, if warranted, after an evaluation of executive and company performance, salary increase trends in the Company's geographic marketplace, current salary competitive positioning, and any increase in responsibilities assumed by the executive. To aid in its assessments and with its ongoing responsibilities, the Human Resources and Compensation Committee has, from time to time, retained independent consultants to advise on compensation matters. As noted above, in appropriate circumstances, cash compensation may be augmented by the payment of bonuses with the intention that overall compensation be more closely aligned to an individual's performance, or the profitability of the business unit for which the individual is accountable.

LONG-TERM INCENTIVES

     The Human Resources and Compensation Committee considers long-term incentives to be an essential component of executive compensation to ensure a proper balance between short and long-term considerations and the enhancement of shareowner value.

Option Plan

     See Proposal No. 3 for a description of the Option Plan.

Share Purchase Savings Plan

     The Company maintains two employee share purchase savings plans (the "Purchase Plans"), which are available to regular full-time and part-time Canadian employees who have completed three months of continuous employment. Under both Purchase Plans, employees contribute, through payroll deductions, a maximum of 3% of their base salary or regular earnings. These contributions are used to purchase shares of the Company on the open market. The Company matches two-thirds of the contributions made by an employee and these contributions are also used to purchase shares of the Company on the open market. Under the first Purchase Plan (the "First Purchase Plan"), shares purchased with the contributions of the Company vest over five years in 20% increments per year, so long as an employee maintains his or her original contribution in the First Purchase Plan. The First Purchase Plan was closed to new contributions as of December 31, 2000. The second Purchase Plan became effective January 2, 2001 (the "Second Purchase Plan"). Shares purchased with the contributions of the Company in the Second Purchase Plan vest over 3 years in 30% increments in the first two years and 40% in the third year, so long as the employee maintains his or her original contribution in the Second Purchase Plan.

Group Retirement Savings Plan/Deferred Profit Sharing Plan

     On January 1, 2000, the Company introduced a Canadian Employee Retirement Program for all non-union employees across Canada. Membership is voluntary and employees may join after three months of full-time employment. The new plan is a defined contribution plan. Eligible employees are permitted to contribute up to 6% of their base pay to a Group Retirement Savings Plan. The Company matches 100% of the first 3% of salary that an employee contributes, in a Deferred Profit Sharing Plan. The Company's funds are vested after two years of plan participation. Once vested, the employee owns all Company contributions and investment earnings on those contributions made to his or her account. Participants have the opportunity to direct their own investments from a selection of mutual funds. A Pension Governance Committee has been appointed by the Human Resources and Compensation Committee to ensure efficient operation and effective communication of the Group Retirement Savings Plan/Deferred Profit Sharing Plan.

Executive Incentive Share Compensation Plan

     In addition to the 1999 Executive Incentive Share Compensation Plan, the Human Resources and Compensation Committee has established the 2000 Executive Incentive Share Compensation Plan (the "Incentive Plan"), which commenced January 2, 2000. The purpose of the Incentive Plan is to reward certain employees of the Company, as designated by the Human Resources and Compensation Committee, for exceeding one hundred percent (100%) of their respective annual performance objectives (the "Annual Objectives") during the year that ended on December 30, 2000.

     The Company contributes an amount (as determined by the Human Resources and Compensation Committee) to a trust on behalf of Participants in the Incentive Plan who exceed their Annual Objectives. The trust is administered by an arm's length, third party trustee. The trust purchases an amount of the Company's Common Shares on the open market, which corresponds to the total dollar amount contributed by the Company. Once purchased, the trustee determines the number of Common Shares acquired on behalf of each Participant based upon the amount contributed to the trust on behalf of each Participant.

     Subject to the provisions of the Incentive Plan, the Common Shares in the trust vest over a period of three years in favor of those Participants in respect of whom the amount was originally contributed: 30% of the Common Shares attributed to a Participant vests on January 2nd of each of the two years immediately following the year in which Common Shares were purchased on behalf of the Participant and 40% vests on January 2nd of the 3rd year following the year in which the Common Shares were purchased on behalf of the Participant. Subject to the provisions of the Incentive Plan, if the employment of a Participant is terminated prior to the final vesting of the Common Shares attributed to such Participant, such Participant's unvested Common Shares shall, unless the Human Resources and Compensation Committee determines otherwise, be reallocated in favor of those Participants participating in the Incentive Plan at the time when the amount was originally contributed.

SUMMARY

     The Human Resources and Compensation Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company. The Human Resources and Compensation Committee has access, at the expense of the Company, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The Human Resources and Compensation Committee believes that the compensation policies and programs as outlined above ensure that levels of executive compensation truly reflect the performance of the Company, thereby serving the best interests of the shareowners.

     Submitted by the Human Resources and Compensation Committee.

     COLIN J. ADAIR, Chairman
     STEPHEN H. HALPERIN
     DAVID V. HARKINS

                      SHAREOWNER RETURN PERFORMANCE GRAPH

     The following graph shows changes over the past five year period in the value of (Cdn.) $100 (assuming reinvestment of dividends) invested in: (1) the Company's Common Shares; (2) The Toronto Stock Exchange's 300 Total Return Index; and (3) a peer group of publicly traded companies in the bottling industry comprised of Coca-Cola Enterprises Inc., Coca-Cola Bottling Co. Consolidated, National Beverage Corp., Pepsi Bottling Group and PepsiAmericas. The closing price of the Company's Common Shares as of December 29, 2000 on The Toronto Stock Exchange was (Cdn.) $11.50 and on NASDAQ was $7.625.

                                      LOGO

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DATE                                JAN-96         JAN-97         JAN-98         DEC-98         DEC-99         DEC-00
------------------------------------------------------------------------------------------------------------------------------
  Cott Common Shares                 100            122            138             60             85            126
------------------------------------------------------------------------------------------------------------------------------
  TSE 300 Index                      100            123            135            131            169            180
------------------------------------------------------------------------------------------------------------------------------
  Peer Group                         100            169            284            352            198            256
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     The Company provides insurance for the benefit of the directors and officers of the Company and its subsidiaries against liability incurred by them in these capacities. Insurance is provided for any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act by the directors or officers in their capacity as such, or any matter claimed against them solely by reason of the status as directors or officers, subject to the terms, conditions and exclusions of the policy. The current annual policy limit is $35,000,000. Under the policy, individual directors and officers are reimbursed for losses incurred in their capacities as such, subject to a deductible of $2,000,000 for securities and $250,000 for all other claims. The deductible is the responsibility of the Company. The annual premium is $92,505, which was paid by the Company.

                              CORPORATE GOVERNANCE

GENERAL

     The Toronto Stock Exchange (the "Exchange") has adopted a series of guidelines for effective corporate governance (the "Guidelines") and has required listed companies annually to disclose their approach to corporate governance and the conformity of their corporate governance practices with the Guidelines. The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. The Board of Directors of the Company (the "Board") is committed to instituting and maintaining such policies, procedures and organizational structures as are required to ensure that its corporate governance approach best serves the interests of all shareowners.

     The statements set out below identify the corporate governance practices adopted by the Company that are consistent with the Guidelines, except where otherwise indicated.

BOARD RESPONSIBILITY FOR STEWARDSHIP OF THE COMPANY

     The Board of Directors has explicitly assumed responsibility for the stewardship of the Company, including, in this regard: (i) the adoption of a strategic planning process; (ii) the identification of the principal risks for the Company and the implementation of appropriate risk management systems; (iii) succession planning and monitoring of senior management; (iv) ensuring that the Company has in place a communications policy to enable it to communicate effectively and in a timely manner with shareowners, other stakeholders and the public generally; and (v) the integrity of the Company's internal control and management information systems. All decisions materially affecting the Company, its business and operations, including long-term strategic and operational planning must be approved by the Board prior to implementation. Each year management prepares a statement of objectives, plans, performance standards and policies for the Company, which is submitted to the Board of Directors for their review and approval prior to implementation.

     In order to effectively discharge its responsibilities, the Board of Directors has established from its membership, three committees: the Audit Committee, the Corporate Governance Committee and the Human Resources and Compensation Committee. Each Board member is entitled to retain independent consultants, at the expense of the Company, to assist them in carrying out their functions with the Company. During the year ended, December 30, 2000, the Board of Directors met seven times.

COMPOSITION OF THE BOARD

     The Guidelines recommend that a majority of the directors be "unrelated". According to the Guidelines, an "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding. The Guidelines also recommend that the board should include a number of directors who do not have interests in or relationships with either the Company or any significant shareowner of the Company and which fairly reflect the investment in the Company by shareowners other than any significant shareowner. The Board of Directors believes that it is appropriately constituted to meet the Guidelines in these respects.

     The articles of the Company permit a minimum of three and a maximum of fifteen directors. Currently, the Board of Directors is comprised of eleven individuals, a number that the Board of Directors considers to be adequate given the size of the Company and the nature of its shareowner constituency.

     Although three of the nominees of the Board of Directors, Messrs. Harkins, Boll and Hagerty, are officers of a shareowner holding a significant equity interest in the Company, the Board of Directors believes that it is properly constituted to fairly reflect the investment of all shareowners in the Company.

BOARD CHAIRMAN SEPARATE FROM MANAGEMENT

     Neither the Chairman nor the Vice-Chairman of the Board of Directors is a member of management. At all meetings of the Board of Directors and Committees of the Board, the opportunity exists for any outside Board member to request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present.

FUNCTIONING OF THE BOARD INDEPENDENT OF MANAGEMENT

     The Guidelines suggest that every board should have in place appropriate structures and procedures to ensure that the board can function independently of management. Through each of the Human Resources and Compensation Committee, the Corporate Governance Committee and the Audit Committee, with the mandates described below, a structure has been put in place to so enable the Board of Directors to function independent of management. The Board of Directors oversees the establishment and function of all Committees, the appointment of their members and their conduct.

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The Human Resources and Compensation Committee is comprised of three directors, Colin J. Adair (Chairman), Stephen H. Halperin and David V. Harkins. Mr. Adair and Mr. Harkins are unrelated, outside directors. Mr. Halperin may be considered to be a related director (see heading "Certain Relationships and Related Transactions"). The terms of reference of the Human Resources and Compensation Committee include reviewing and recommending the level of compensation for senior officers and directors of the Company, including the Chief Executive Officer, and reviewing and approving incentive compensation to be allocated to employees of the Company, including such senior officers and for reviewing the compensation to members of the Board of Directors. The Human Resources and Compensation Committee has also been charged with the responsibility of annually reviewing and reporting to the Board of Directors on the organizational structure of the Company and ensuring that an appropriate succession plan is in place. The Human Resources and Compensation Committee met on five occasions during the year ended December 30, 2000.

THE CORPORATE GOVERNANCE COMMITTEE

     The Corporate Governance Committee is comprised of three directors. Serge Gouin (Chairman), Thomas M. Hagerty and Stephen H. Halperin. Mr. Gouin and Mr. Hagerty are unrelated outside directors. Stephen H. Halperin may be considered to be a related director as indicated above. The Corporate Governance Committee is responsible for developing and monitoring the Company's approach to corporate governance issues in general. Specifically, the Corporate Governance Committee has been given responsibility for:

     - reviewing and recommending changes to the mandates of the other committees of the Board;

     -  ensuring compliance with and a response to the Guidelines;

     - identifying and nominating new members to the Board of Directors and its committees, and as such functions as a nominating committee;

     - educating new members of the Board of Directors as to the business of the Company;

     - monitoring and assessing the individual and collective effectiveness of the Board of Directors;

     - monitoring the relationship between management of the Company and the Board of Directors and recommending any areas for improvement; and

     - reviewing the written objectives of the Chief Executive Officer of the Company and providing guidance as to the development of corporate strategies.

     The Corporate Governance Committee considers suggestions as to nominees for directors from any source, including any shareowner. Recommendations for nominations by shareowners should be submitted to the Company's Secretary at the Company's Executive Office. The Corporate Governance Committee met on two occasions during the year ended December 30, 2000.

THE AUDIT COMMITTEE

     The Audit Committee reports directly to the Board and is comprised of three directors, C. Hunter Boll (Chairman), W. John Bennett and Serge Gouin, each of whom is an independent outside director. The Audit Committee met on seven occasions during the year ended December 30, 2000. The Audit Committee Charter is attached hereto as Appendix B.

Audit Committee Report

     The Audit Committee operates pursuant to a charter that has been approved and adopted by the Board of Directors on March 7, 2001. In accordance with the charter, all of the members of the Audit Committee are independent and financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.

     The Audit Committee, on behalf of the Board of Directors, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the notes thereto in the Company's Annual Report to Shareowners for the year ended December 30, 2000, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The information contained in the following discussion of the Audit Committee's review is not "soliciting material," nor is it "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the applicable securities laws in the United States, except to the extent that the Company specifically incorporates it by reference in such a filing.

     The Company's external auditor is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the external auditor its judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's external auditor under generally accepted auditing standards. The Company's external auditor has expressed the opinion that the Company's audited financial statements conform to generally accepted accounting principles.

     The Audit Committee discussed with the external auditor the matters required to be discussed by SAS 61, and the external auditor's independence from management and the Company, and received the written disclosures concerning the external auditor's independence required by the Independence Standards Board to be made by the external auditor to the Company.

     The Audit Committee discussed with the Company's external auditor the overall scope and plans for its audit. The Audit Committee met with the external auditor to discuss the results of its examinations, its evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2000 to be filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of PricewaterhouseCoopers LLP to serve as the Company's external auditor for the year 2001.

     Members of the Audit Committee

     C. HUNTER BOLL (CHAIRMAN)
     W. JOHN BENNETT
     SERGE GOUIN

ALLOCATION OF RESPONSIBILITIES BETWEEN THE BOARD AND MANAGEMENT

     There is no specific mandate for the Board, since the Board of Directors has plenary power. Any responsibility which is not delegated to senior management or a committee of directors remains with the full Board. The Board of Directors has approved a job description for the Chief Executive Officer which specifically outlines the responsibilities of this position. One such responsibility of the Chief Executive Officer is to prepare on behalf of management a written statement of management's objectives, plans, standards of performance and policies. This report is reviewed and approved by each of the Human Resources and Compensation Committee and the entire Board of Directors.

BOARD'S EXPECTATIONS OF MANAGEMENT

     The Board of Directors expects management to pursue the following objectives: (i) produce timely, complete and accurate information on the Company's operations and business as well as on any other specific matter which might, in their opinion, have material consequences for the Company and its shareowners; (ii) act on a timely basis and make appropriate decisions with regard to the Company's operations, in accordance with all the relevant requirements and obligations and in compliance with the Company's policies, with a view to increasing shareowner value; (iii) apply a rigorous budget process and closely monitor the Company's financial performance in terms of the annual budget approved by the Board of Directors; and (iv) develop and implement the Company's strategic plan in light of trends in the market.

SHAREOWNER COMMUNICATIONS

     The Company seeks to maintain a transparent and accessible exchange of information with all of its shareowners and other stakeholders with regard to the Company's business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to the required public filings, the Company regularly distributes information to its shareowners and the investment community through quarterly reports, annual reports and press releases as appropriate from time to time.

     Questions, comments and suggestions, either verbal or in writing, may be addressed directly to the Company at its Executive Office.

                      AVAILABILITY OF DISCLOSURE DOCUMENTS

     The Company will provide to any person or company, upon request to the Secretary, a copy of:

     (a) the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the year ended December 30, 2000, together with a copy of any document or pertinent pages of any document, incorporated therein by reference;

     (b) the comparative financial statements of the Company for the year ended December 30, 2000, and the report of its auditors thereon; and

     (c)  this Proxy Circular.

                                    APPROVAL

     The contents of this Proxy Circular and the sending thereof have been approved by resolution of the Board of Directors of the Company.

                                         LOGO
                                         MARK R. HALPERIN
                                         Senior Vice-President, General Counsel
                                         and Secretary
March 12, 2001

                                   APPENDIX A

  AMENDMENT TO THE COTT CORPORATION 1986 COMMON SHARE OPTION PLAN, AS AMENDED

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1. the proposed amendment to Cott Corporation 1986 Common Share Option Plan, as amended (the "Option Plan") increasing the maximum aggregate number of Common Shares reserved for issuance pursuant to options granted under the Option Plan from 10% of the aggregate number of Common Shares outstanding on the date of grant to 15% of the aggregate number of Common Shares outstanding on the date of grant, which change is more particularly set out in the Proxy Circular for Cott Corporation's Annual and Special Meeting of Shareowners to be held on April 18, 2001, be and the same is hereby authorized and approved; and

2. any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                   APPENDIX B

                                COTT CORPORATION
                                (THE "COMPANY")

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee ("Committee") is a committee of the Board of Directors. The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial information which will be provided to shareowners and others; (ii) the Company's systems of internal controls; and (iii) the audit functions. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareowners and on the Company's processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

MEMBERSHIP

     The Committee shall be appointed annually by the Board of Directors. The Committee shall consist of at least three directors, each of whom shall be an unrelated, independent, non-management director, free from any relationship that, in the opinion of the Board of Directors, would interfere with the proper exercise of his or her independent judgment to act with a view to the best interests of the Company. The members of the Committee shall also meet the independence and experience requirements of the Nasdaq Stock Market, Inc. Each member of the Committee shall have the ability to read and understand the Company's fundamental financial statements or shall at the time of appointment undertake training for that purpose within a reasonable period of time. At least one member of the Committee shall have accounting or financial management expertise. A majority of the Committee members shall be Canadian residents.

KEY RESPONSIBILITIES

     In meeting its responsibilities, the Committee shall oversee:

     1. the review and assessment of the auditor's independence, the overall scope and focus of the annual audit and quarterly reviews, the estimated fees and such other matters pertaining to such audit as the Committee may deem appropriate;

     2. the review and assessment of the Company's internal audit annual plan and the process used to develop the plan, including the status of activities, significant findings, recommendations, and management's responses;

     3. the review and assessment of the Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and non-compliance with the Company's code of ethics;

     4. the review and assessment of key financial statement issues and risks, their impact or potential effect on reported financial information, the process used by management to address such matters, related auditor views, and the basis for audit conclusion;

     5. the review and assessment of all major financial reports in advance of filings or distribution. Recommend approval of annual financial reports and filings to the Board of Directors;

     6. the review and assessment of important internal and external auditor recommendations on financial reporting, controls, other matters, and management's response as well as the views of management and auditors on the overall quality of annual and interim financial reporting;

     7. the review and assessment of the Company's business risk management process, including the adequacy of the Company's overall environment and controls in selected areas representing significant financial and business risk; and

     8. the review and assessment of the Company's legal matters that may have a material impact on the Company's financial results, the Company's compliance policies and any material reports or inquiries from regulators and governmental agencies.

EXTERNAL AND INTERNAL AUDITORS

     1. The external auditor, in its capacity as an independent accountant, shall be responsible to the Board of Directors and the Committee as representative of the shareowners. The Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the external auditor or to nominate the external auditor to be proposed for shareowner approval in any proxy statement.

     2. The Committee shall annually review the performance (effectiveness, objectivity and independence) of the external and internal auditors. The Committee shall ensure receipt of a formal written statement from the external auditor delineating all relationships between the external auditor and the Company consistent with standards set by the Independence Standard Board. Additionally, the Committee shall discuss with the auditor relationships or services that may affect the auditor objectivity or independence. If the Committee is not satisfied with the auditor's assurance of independence, it shall take or recommend to the full Board of Directors appropriate actions to ensure the independence of the external auditor.

     3. The internal audit function shall be responsible to the Board of Directors through the Committee.

GENERAL

     1. Review and reassess the adequacy of this Charter on an annual basis and recommend changes to the Board of Directors for approval.

     2. Have the right for the purpose of performing their duties to investigate any matter brought to its attention with full access to all books, records, facilities and staff of the Company, and to discuss such books and records and any matters relating to the financial position of the Company with Company's personnel and the external auditor, and any member of the Committee may require the outside auditors to attend any or every meeting of the Committee. In addition, the Committee has the power to retain external counsel, auditors or other experts for this purpose, with notice to the Corporate Secretary of the Company in each case.

MEETINGS

     The Committee shall meet at least four times each year and at such other times as it deems necessary to fulfill its responsibilities.

     1. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference) or by a resolution in writing signed by all the members of the Committee. A majority of the members of the Committee shall constitute a quorum.

     2. Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Board of Directors and appointed by the Board of Directors as a Committee member. However, any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director.

     3. The Committee shall appoint one of its members to act as Chairman of the Committee, who shall be neither an employee nor officer of the Company or its affiliates. The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"). The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chairman.

     4. The time at which and the place where the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Company or otherwise determined by resolution of the Board of Directors.

     5. The Committee shall meet in executive session separately with internal and external auditors, at least annually.

     6. The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may determine.

Adopted by the Board of Directors, March 7, 2001

                                  [COTT LOGO]

            The Leader in Premium Retailer Brand Beverage Innovation


                                Cott Corporation
                         207 Queen's Quay West Suite 340
                            Toronto, Ontario M5J 1A7
                                     Canada
                                  www.cott.com



                    [ILLUSTRATION OF CARBONATED SOFT DRINKS]

                         C O T T  C O R P O R A T I O N

                                     PROXY

     THIS PROXY IS SOLICITED BY MANAGEMENT AND THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO TAKE PLACE APRIL 18, 2001 AND SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF SAID ANNUAL AND SPECIAL MEETING AND THE PROXY CIRCULAR. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NOS. 2 AND 3.

     The undersigned owner of Common Shares of COTT CORPORATION (the "Company") hereby appoints Serge Gouin, or failing him, Frank E. Weise III, or
 .................................... (See *Note 1) with full power of substitution as proxy for the undersigned to attend, act and vote all Common Shares held of record by the undersigned at the ANNUAL AND SPECIAL MEETING OF SHAREOWNERS of the Company to be held on the 18th day of April, 2001 and at every adjournment or postponement thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said Annual and Special Meeting or any adjournments thereof and without limiting the general authorization and powers hereby given, each of the persons named as proxy is specifically directed to vote as follows:

1. VOTE FOR [ ] OR WITHHOLD [ ] from voting for the election of directors. Director nominees are as follows: Colin J. Adair, W. John Bennett, C. Hunter Boll, Serge Gouin, Thomas M. Hagerty, Stephen H. Halperin, David V. Harkins, Fraser D. Latta, True Knowles, Don Watt and Frank E. Weise III.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME(S) IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

2. VOTE FOR [ ] OR WITHHOLD [ ] from voting for the appointment of auditors and the authorization of the directors to fix their remuneration;

3. VOTE FOR [ ] OR AGAINST [ ] OR, IF NO SPECIFICATION IS MADE, FOR the resolution attached as Appendix A to the Proxy Circular (the "Circular") dated March 12, 2001 accompanying this proxy approving the amendment to the Company's 1986 Common Share Option Plan, as amended, as described in such resolution and the Circular; and

4. in his/her discretion with respect to amendments to or variations of matters identified above or upon such other matters as may properly come before the Annual and Special Meeting in accordance with applicable law.

hereby revoking any proxy previously given.

Proxies may be forwarded to:                  Computershare Trust Company of Canada
                                              1800 McGill College Avenue
                                              Montreal, Quebec, Canada
                                              H3A 3K9
                                              Attention: Secretary of Cott Corporation

*NOTE 1: YOU HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER) TO REPRESENT YOU AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS OTHER THAN THE MANAGEMENT NOMINEES. IF YOU DESIRE TO DESIGNATE AS PROXY A PERSON OTHER THAN SERGE GOUIN OR FRANK E. WEISE III, THE MANAGEMENT NOMINEES, YOU SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE SPACE PROVIDED THE NAME OF THE PERSON YOU DESIRE AS PROXY.

*NOTE 2: If this form of proxy is not dated in the space provided, it is deemed to bear the date on which it was mailed by the management of the Company.

DATED this       day of                         , 2001.
        (See *Note 2)

SIGNATURE:                                                                     (Corporate shareowners should affix seal)
-----------------------------------------------------
                                                                       (Please date, sign and promptly return this proxy
PRINT NAME:                                                                                   in the envelope provided.)
-----------------------------------------------------

                         C O T T  C O R P O R A T I O N

                                     PROXY

    THIS PROXY IS SOLICITED BY MANAGEMENT AND THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO TAKE PLACE APRIL 18, 2001 AND SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF SAID ANNUAL AND SPECIAL MEETING AND THE PROXY CIRCULAR. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NOS. 2 AND 3.

    The undersigned owner of Second Preferred Shares, Series 1 of COTT CORPORATION (the "Company") hereby appoints Serge Gouin, or failing him, Frank
E. Weise III, or ........................................ (See *Note 1) with full power of substitution as proxy for the undersigned to attend, act and vote all Second Preferred Shares, Series 1 held of record by the undersigned at the ANNUAL AND SPECIAL MEETING OF SHAREOWNERS of the Company to be held on the 18th day of April, 2001 and at every adjournment or postponement thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said Annual and Special Meeting or any adjournments thereof and without limiting the general authorization and powers hereby given, each of the persons named as proxy is specifically directed to vote as follows:

1. VOTE FOR [ ] OR WITHHOLD [ ] from voting for the election of directors. Director nominees are as follows: Colin J. Adair, W. John Bennett, C. Hunter Boll, Serge Gouin, Thomas M. Hagerty, Stephen H. Halperin, David V. Harkins, Fraser D. Latta, True Knowles, Don Watt and Frank E. Weise III.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

2. VOTE FOR [ ] OR WITHHOLD [ ] from voting for the appointment of auditors and the authorization of the directors to fix their remuneration;

3. VOTE FOR [ ] OR AGAINST [ ] OR, IF NO SPECIFICATION IS MADE, FOR the resolution attached as Appendix A to the Proxy Circular (the "Circular") dated March 12, 2001 accompanying this proxy approving the amendment to the Company's 1986 Common Share Option Plan, as amended, as described in such resolution and the Circular; and

4. in his/her discretion with respect to amendments to or variations of matters identified above or upon such other matters as may properly come before the Annual and Special meeting in accordance with applicable law.

hereby revoking any proxy previously given.

Proxies may be forwarded to:                           Cott Corporation
                                                       207 Queen's Quay West
                                                       Suite 340
                                                       Toronto, Ontario, Canada
                                                       M5J 1A7
                                                       Attention: Secretary

*NOTE 1: YOU HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER) TO REPRESENT YOU AT THE ANNUAL MEETING OF SHAREOWNERS OTHER THAN THE MANAGEMENT NOMINEES. IF YOU DESIRE TO DESIGNATE AS PROXY A PERSON OTHER THAN [SERGE GOUIN] [MRH TO CONFIRM] OR FRANK E. WEISE III, THE MANAGEMENT NOMINEES, YOU SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE SPACE PROVIDED THE NAME OF THE PERSON YOU DESIRE AS PROXY.

*NOTE 2: If this form of proxy is not dated in the space provided, it is deemed to bear the date on which it was mailed by the management of the Corporation.

DATED this       day of                            , 2001.
(See *Note 2)

SIGNATURE:                                                                     (Corporate shareowners should affix seal)
--------------------------------------------------------

                                                                       (Please date, sign and promptly return this proxy
PRINT NAME:                                                                                   in the envelope provided.)
--------------------------------------------------------

                 FORM OF RESTATED 1986 COMMON SHARE OPTION PLAN

                                       OF

                        COTT CORPORATION/CORPORATION COTT

1. INTERPRETATION. In this Plan, the following terms shall have the following meanings:

     (a) "ADMINISTRATORS" means the Board or any other members of the Board as may be designated by the Board from time to time to administer the Plan;

     (b)  "BOARD" means the Board of Directors of the Corporation;

     (c) "CANADIAN PARTICIPANT" means a Participant who is taxed under the laws of Canada with respect to Options granted under the Plan;

     (d)  "CORPORATION" means Cott Corporation;

     (e) "EMPLOYER" means (a) the Corporation, (b) any direct or indirect subsidiary of the Corporation, defined as a corporation in an unbroken chain of corporations, if at the time the Option is granted, each corporation other than the employer corporation owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, or (c) any direct or indirect parent of the Corporation, if at the time the Option is granted, each corporation other than the employer corporation owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain;

     (f) "EVENT OF TERMINATION" means the termination or expiry of the engagement or agreement with a Service Provider or the voluntary or involuntary termination of employment, retirement, leaving of employment because of disability or the death of a Participant, provided that for the purposes of the Plan, no Event of Termination shall be deemed to have occurred if:

          (i) contemporaneously with such Event of Termination involving a Participant who is an employee, such Participant continues to be or becomes engaged as a Service Provider; and

          (ii) a resolution of the Administrators or the Board is passed within 60 days of such Event of Termination confirming the non-termination of such Participant's Options pursuant to Section 16 hereof;

     (g) "FAIR MARKET VALUE" means the closing price of the Shares on The Toronto Stock Exchange on the last trading day on which Shares traded prior to the date on which an Option is granted provided that if no Shares traded in the five trading days prior to the date on which an Option is granted, the Fair Market Value shall be the average of the closing bid and ask prices on the last trading day prior to the date on which an Option is granted;

     (h) "INCENTIVE OPTION" means an Option designated as such by the Plan or the Administrators:

          (i) that is granted to a Participant who is an employee of an Employer on the date the Option is granted;

          (ii) that has an exercise price (a) not less than the Fair Market Value of the Shares on the date such Option is granted to a Participant who is not a Substantial Shareholder, or (b) not less than 110% of the Fair Market Value of the Shares on the date such Option is granted to a Substantial Shareholder;

          (iii)that expires and shall not be exercisable after (a) the expiration of ten years from the date on which the Option is granted to a Participant who is not a Substantial Shareholder, and (b) the expiration of five years from the date on which the Option is granted to a Substantial Shareholder;

          (iv) to the extent that the aggregate Fair Market Value of Shares subject to an Option, determined on the date on which the Option is granted, which may first become exercisable by a Participant in any calendar year under all Incentive Options granted under plans of the Employer shall not exceed U.S.$100,000.00;

          (v) that is granted within ten years from the earlier of (a) the date the Plan is adopted, or (b) the date the Plan is approved by the shareholders under Section 26; and

          (vi) that is not transferrable by such Participant (other than by will or the laws of descent and distribution) and is exercisable only by the Participant during the Participant's lifetime;

     (i)  "NON-INCENTIVE OPTION" means any Option which is not an Incentive
          Option;

     (j)  "OPTIONS" means options granted under the Plan to purchase Shares;

     (k) "PARTICIPANT" means such directors, officers, employees and Service Providers of the Corporation or its Subsidiaries as are designated by the Administrators to participate in the Plan;

     (l) "PERSONAL HOLDING CORPORATION": a corporation shall qualify as a "Personal Holding Corporation" of a Participant provided,

          (i)  the corporation is controlled by such Participant, and

          (ii) the issued and outstanding voting shares of the corporation are beneficially owned, directly or indirectly, by such Participant and/or the spouse, children and/or grandchildren of such Participant;

     (m) "PLAN" means this Restated 1986 Common Share Option Plan; provided that with respect to the grant of Options to U.K. Participants pursuant to the U.K. Plan, "Plan" shall be deemed to mean the Restated 1986 Common Share Option Plan as supplemented by the U.K. Sub-Plan;

     (n) "SERVICE PROVIDER" means any person or company engaged to provide ongoing management or consulting services for the Corporation or for a Subsidiary;

     (o)  "SHARES" means the common shares of the Corporation;

     (p) "SUBSIDIARY" has the meaning assigned thereto in the Securities Act (Ontario) and "Subsidiaries" shall have a corresponding meaning;

     (q) "SUBSTANTIAL SHAREHOLDER" means a Participant who directly or indirectly owns more than 10% of the total combined voting power of all classes of stock of any Employer, taking into account (a) all stock considered to be owned by or for the Participant's brothers, sisters, spouse, ancestors, or lineal descendants, and (b) the proportionate share of stock owned through the Participant's direct or indirect interest in a corporation, partnership, estate or trust;

     (r) "TRUST" means a trust governed by a registered retirement savings plan established by and for the benefit of a Participant and "TRUSTS" shall have a corresponding meaning;

     (s) "U.K. PARTICIPANT" means a Participant who is taxed under the laws of the United Kingdom with respect to Options granted under the Plan;

     (t) "U.K. SUB-PLAN" means the 1995 U.K. Approved Rules dated November 16, 1995, as amended, as originally approved by the Board as of October 31, 1995; and

     (u) "U.S. PARTICIPANT" means a Participant who is taxed under the laws of the United States of America with respect to Options granted under the Plan.

2. PURPOSE. The purpose of the Plan is to advance the interests of the Corporation and its shareholders by providing to the directors, officers, employees and other Service Providers of the Corporation and those of its Subsidiaries a performance incentive for continued and improved service with the Corporation and its Subsidiaries and by enhancing such persons' contribution to increased profits by encouraging capital accumulation and share ownership.

3. SHARES SUBJECT TO THE PLAN. The shares subject to the Plan shall be Shares. The Shares for which Options are granted shall be authorized but unissued Shares. The aggregate number of Shares which may be issued under the Plan is limited to 12,000,000 subject to increase or decrease by reason of amalgamation, rights offerings, reclassifications, consolidations or subdivisions, as provided in Section 15 hereof, or as may otherwise be permitted by applicable law. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless this Plan shall have been terminated, become available for future grant under this Plan.

4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Administrators. Subject to Section 10 hereof, the Administrators shall have the power and authority to:

     (a)  adopt rules and regulations for implementing the Plan;

     (b) determine the eligibility of persons to participate in the Plan, when Options to eligible persons shall be granted, the number of Shares subject to each Option and the vesting period for each Option;

     (c)  interpret and construe the provisions of the Plan;

     (d) subject to statutory and regulatory requirements, make exceptions to the Plan in circumstances which they determine to be exceptional;

     (e) delegate any or all of their power and authority under (a), (b), (c) and (d) above to such persons or groups of persons on such terms and on such conditions as the Administrators may in their absolute discretion determine, and without limiting the generality of the foregoing, such delegations(s) may be with respect to those aspects of the Plan relating to directors, officers and employees of the Corporation or its Subsidiaries; and

     (f) take such other steps as they determine to be necessary or desirable to give effect to the Plan.

Any decision, approval or determination made by a person or group of persons delegated the ability to make such decision, approval or determination pursuant to (e) above shall be deemed to be a decision, approval or determination, as the case may be, of the Administrators.

5. ELIGIBLE PERSONS. Such directors, officers, employees and Service Providers of the Corporation and its Subsidiaries as are designated by the Administrators shall be entitled to participate in the Plan.

6. AGREEMENT. All Options granted hereunder shall be evidenced by an agreement between the Corporation and the Participant substantially in the form of the applicable agreement set out in Schedule 1, or any other form of agreement acceptable to the Administrators.

7. GRANT OF OPTIONS. Subject to Sections 3 and 10, the Administrators may, from time to time, grant Options to Participants to purchase that number of Shares that the Administrators, in their absolute discretion, determine. In the absence of any provision in the terms of the grant to the contrary, any Option granted to a U.S. Participant (other than a U.S. Participant who is a Service Provider or is a director and not also an employee of the Corporation or a Subsidiary) shall be (a) an Incentive Option with respect to the maximum number of Shares permissible under the Plan, and (b) a Non-Incentive Option with respect to all other Shares.

8. PARTICIPANTS' RETIREMENT SAVINGS PLANS. Participants, other than U.S. Participants, may, in their sole discretion, elect to have some or all of the Options granted to them granted to a Trust governed by a registered retirement savings plan established by and for the sole benefit of such Participant. Such election must be made prior to the execution of the agreement referred to in
Section 6 and shall be evidenced in such agreement. For the purposes of this Plan, Options held by Trusts established for the benefit of the Participant shall be considered to be held by that Participant.

9. PARTICIPANTS' PERSONAL HOLDING CORPORATION. Participants who are Canadian Participants may, in their sole discretion, elect to have some or all of any Options granted to a

Personal Holding Corporation. Such election must be made prior to the execution of the agreement referred to in Section 6 and shall be evidenced in such agreement. For the purposes of this Plan, Options held by the Personal Holding Corporation of a Canadian Participant shall be considered to be held by that Participant. Any Options held by the Personal Holding Corporation of a Canadian Participant shall terminate immediately upon that corporation ceasing to qualify as a Personal Holding Corporation as provided by Section 1(k) hereof.

10.  LIMIT ON RESERVATION AND ISSUANCE OF SHARES.

     (a) The aggregate number of Shares reserved for issuance pursuant to Options granted under the Plan and any other share compensation arrangement:

          (i) shall not exceed 15% of the aggregate Shares outstanding on the date of grant; and

          (ii) to any Participant, shall not exceed 5% of the aggregate Shares outstanding on the date of grant.

     (b) The aggregate number of Shares which may be issued, within a one-year period, pursuant to Options granted under the Plan and any other share compensation arrangement:

          (i) to insiders, shall not exceed 10% of the aggregate Shares outstanding on the date of grant; and

          (ii) to any one insider, together with such insider's associates, shall not exceed 5% of the aggregate Shares outstanding on the date of grant;

          excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period.

11. EXERCISE PRICE. The exercise price per Share shall be not less than the Fair Market Value of a Share on the date the Option is granted and, with respect to grants to Substantial Shareholders who are also U.S. Participants, not less than 110% of the Fair Market Value of a Share on the date the Option is granted.

12. TERM OF OPTION. The term of each Option hereafter granted shall be determined by the Administrators, provided that no Option shall be exercisable after ten years from the date on which it is granted.

13. SHARES AVAILABLE FOR PURCHASE. Subject to Sections 16 and 17, the Shares subject to each Option granted shall become available for purchase by the Participant on the date or dates determined by the Administrators when the Option is granted.

14. EXERCISE OF OPTION. An Option may be exercised at any time, or from time to time, during its term as to any number of whole Shares which are then available for purchase. A Participant electing to exercise an Option on his or her own behalf or on behalf of a Trust or Personal Holding Corporation shall give written notice of the election to the Administrators, substantially in the form of the applicable election set out in Schedule 2, or in any other form acceptable to the Administrators. The aggregate amount to be paid for the Shares to be acquired pursuant to the exercise of an Option shall accompany the written notice.

     Upon actual receipt by the Corporation of written notice and a cheque for the aggregate exercise price, the person (including a trustee, in the case of the exercise of Options by a Trust) exercising the Option shall be registered on the books of the Corporation as the holder of the appropriate number of Shares. No person shall enjoy any part of the rights or privileges of a holder of Shares subject to Options until that person becomes the holder of record of those Shares.

15. CERTAIN ADJUSTMENTS. If the number of outstanding Shares is materially affected as a result of the amalgamation or merger of the Corporation with another corporation, a rights offering, or the reclassification, consolidation or subdivision of the Shares, the Participant shall be entitled, upon payment of the consideration paid by the holders of Shares who received securities and/or property in the course of the amalgamation, merger, rights offering, reclassification, consolidation or subdivision, to acquire those securities and/or property that the Participant would have received as a result of that event if the Participant had exercised the Option immediately before that event occurred.

16. TERMINATION OF EMPLOYMENT. Upon the occurrence of an Event of Termination, the Options granted to the affected Participant or to a Trust established for the benefit of such Participant or to a Personal Holding Corporation of such Participant may be exercised only before the earlier of,

          (i)  the expiry of the Options; and

          (ii) 60 days from the date of the Event of Termination (unless the Event of Termination is the total disability, retirement or death of the Participant);

          (iii)three years from the date of the Event of Termination (if the Event of Termination relates to the total and permanent disability or retirement of the Participant); or

          (iv) 365 days from the date of the Event of Termination (if the Event of Termination relates to the death of the Participant);

and, except as provided below in respect of an Event of Termination relating to the death of a Participant, only in respect of Shares which were available for purchase at the date of the Event of Termination. The right to purchase Shares which have not yet become available for purchase shall, except as provided below in respect of an Event of Termination relating to the death of a Participant, cease immediately on the date of the Event of Termination. All Options granted to a Participant shall, notwithstanding anything to the contrary contained in the terms relating to such grant of Options, immediately vest and be exerciseable upon the death of such Participant and all Shares subject to such Options shall be immediately available for purchase.

17.  AMALGAMATION, LIQUIDATION OR CHANGE OF CONTROL.

          If there is:

          (i) a consolidation, merger or amalgamation of the Corporation with or into any other Corporation whereby the voting shareholders of the Corporation immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation;

          (ii) a sale by the Corporation of all or substantially all of the Corporation's undertakings and assets; or

          (iii)a proposal by or with respect to the Corporation being made in connection with a liquidation, dissolution or winding-up of the Corporation,

all unvested Options held by a Participant shall immediately vest and be exercisable by such Participant.

          If a take-over bid (within the meaning of the Securities Act (Ontario)), other than a take-over bid exempt from the requirements of Part XX of such act pursuant to subsections 93(1)(b) or (c) thereof, is made for the Common Shares with a per-share offer price (the "Offer Price") greater than or equal to the exercise price in respect of an Option and such take-over bid permits tendering by notice of guaranteed delivery, each Participant shall have the right to conditionally exercise all such Options held by the Participant, whether vested or unvested, such exercise to be conditional only upon completion of the take-over bid, and to tender the Common Shares subject to such Options to the take-over bid by notice of guaranteed delivery, provided that arrangements for payment of the exercise price in compliance with applicable law are made. The Corporation will take all reasonable steps necessary to facilitate or guarantee the exercise by a Participant of the rights hereinbefore described including, without limitation, to repurchase, on the consummation of such a take-over bid, each Option held by a Participant at a purchase price equal to the difference between the exercise price of such Option and the Offer Price in circumstances where such a take-over bid does not permit the tendering thereto by notice of guaranteed delivery.

18. NON-TRANSFERABILITY. Options may be exercised only by a Participant, Trust or Personal Holding Corporation and, upon a Participant's death, the legal representative of his or her estate or any other person who acquires his or her rights in respect of an Option by bequest or inheritance. A person exercising an Option may subscribe for Shares only in his or her own name, on behalf of a Trust (provided he or she is not a U.S. Participant) established for his or her sole benefit, in the name of his or her Personal Holding Corporation (provided he or she is not a U.S. Participant) or in his or her capacity as a legal representative. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Options contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon the Options or upon a Participant's beneficial rights to such Options or to exercise same, the Options and such rights shall, at the election of the Board, cease and terminate immediately.

19. TERMINATION OF PLAN. The Board may terminate this Plan at any time in its absolute discretion. If the Plan is so terminated, no further Options shall be granted but the Options then outstanding shall continue in full force and effect in accordance with the provisions of this Plan.

20. COMPLIANCE WITH STATUTES AND REGULATIONS. The granting of Options and the sale and delivery of Shares under this Plan shall be carried out in compliance with applicable statutes and with the regulations of governmental authorities and applicable stock exchanges. If the

Administrators determine in their discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of an Option or the issue or purchase of Shares under an Option, that Option may not be exercised in whole or in part unless that action shall have been completed in a manner satisfactory to the Administrators.

21. RIGHT TO EMPLOYMENT. Nothing contained in this Plan or in any Option granted under this Plan shall confer upon any person any rights to continued employment with the Corporation or interfere in any way with the rights of the Corporation in connection with the employment or termination of employment of any such person.

22. AMENDMENT OF FORMER PLAN. This Plan amends and restates the Corporation's Restated 1986 Common Share Option Plan, as amended through July 21, 1998. For greater certainty, any Options outstanding under the Corporation's Restated 1986 Common Share Option Plan, as amended, as at the date hereof shall continue in full force and effect in accordance with the terms of such Options, except as modified hereby.

23. FUTURE AMENDMENTS TO THE PLAN. The provisions of this Plan may be amended at any time and from time to time by resolution of the Board, provided that any required shareholder approval and other regulatory or stock exchange approval of the amended form of the Plan is received prior to the issuance of any Shares of the Corporation on the exercise of any Options granted under the provisions of the amended form of the Plan and, provided further, that no such amendment may materially and adversely affect any Options previously granted to a Participant under this Plan without the prior consent of such Participant.

24. GOVERNING LAW. The Plan, and any and all determinations made and actions taken in connection with the Plan, shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

25. LANGUAGE. The Corporation states its express wish that this Plan and all documents related thereto be drafted in the English language only; la societe a par les presentes exprime sa volonte expresse que ce regime, de meme que tous les documents y afferents, soient rediges en anglais seulement.

26. SUBJECT TO APPROVAL. The Plan is adopted subject to the approval, if required, of The Toronto Stock Exchange, The Montreal Exchange and the shareholders of the Corporation and any other required regulatory or stock exchange approval. To the extent a provision of the Plan requires regulatory approval which is not received, such provision shall be severed from the remainder of the Plan until the approval is received and the remainder of the Plan shall remain in effect.

                  ADOPTED as of the 18th day of April, 2001.

                                     COTT CORPORATION


                                     Per:_______________________________________

                                     Per:_______________________________________

                                   SCHEDULE 1

                            FORMS OF OPTION AGREEMENT

                                            **For use by Canadian Participants**

                                   SCHEDULE 1A

                                    AGREEMENT

          This Agreement is entered into this _____ day of _____, between Cott Corporation (the "Corporation") and _____ (the "Participant") pursuant to the Restated 1986 Common Share Option Plan, as amended (the "Plan").

          Pursuant to the Plan and in consideration of $1.00 paid and services provided to the Corporation by the Participant, the Corporation agrees to grant those options described below ("Options") and, upon the proper exercise of the Options in accordance with the Plan, to issue Common Shares (the "Shares") of the Corporation to the Participant, to the Trust(s) described below governed by a registered retirement savings plan established by and for the benefit of the Participant or to the Personal Holding Corporation (as such term is defined in the Plan) of the Participant in accordance with the terms of the Plan.

          Pursuant to the Plan and this Agreement, the Corporation confirms the grant to the Participant and/or the Trust(s) described below governed by a registered retirement savings plan established by and for the sole benefit of the Participant and/or the Personal Holding Corporation(s) of the Participant described below, of an option (the "Option") to acquire _____ Common Shares (the "Shares") of the Corporation at an exercise price of (Cdn) $_____ per Share.

          Subject to Sections 16 and 17 of the Plan, the Option shall be exercisable until _____ years after grant and, of the Shares subject to the
Option:

     (a) _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (b) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (c) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (d) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____; and

     (e) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____.

          The granting and exercise of the Option and the issue of Shares are subject to the terms and conditions of the Plan, all of which are incorporated into and form an integral part of this Agreement.

          This Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the Participant and the legal representatives of his or her estate and any other person who acquires the Participant's rights in respect of the Options by bequest or inheritance.

          By executing this Agreement, the Participant confirms and acknowledges that he or she has reviewed and understands the terms of the Plan and has not been induced to enter into this Agreement or acquire any Option by expectation of employment or continued employment with the Corporation.

          The parties have expressly requested that this Agreement and all amendments, notices and other documents relating hereto be drafted in the English language only. Les parties aux presentes ont expressement exige que cette convention et les avis y afferents soient rediges dans la langue anglaise seulement.

                                          COTT CORPORATION



                                           Per:_________________________________

                                           Per:_________________________________

                                         )
________________________________________ ) _____________________________________
Witness                                  ) Participant
                                         )

DESCRIPTION OF TRUST(1)

Trustee _______________  Account No. ______________ No. of Options _____________

Trustee _______________  Account No. ______________ No. of Options _____________

Trustee _______________  Account No. ______________ No. of Options _____________


DESCRIPTION OF PERSONAL HOLDING CORPORATION(2)


                                                                                  NO. OF COMMON
      NAME OF CORPORATION           JURISDICTION            SHAREHOLDERS           SHARES HELD       NO. OF OPTIONS
      -------------------           ------------            ------------          -------------      --------------








-----------

1 To be completed if Participant elects to have Options granted directly to a Trust.

2 To be completed if Participant elects to have Options granted directly to a Personal Holding Corporation.

                                         **For use by Non-Canadian Participants,
                                     Non-U.K. Participants and U.K. Participants
                                    who are granted Options pursuant to the Plan
                                      (without reference to the U.K. Sub-Plan)**


                                   SCHEDULE 1B

                                    AGREEMENT

          This Agreement is entered into this _____ day of _____, between Cott Corporation (the "Corporation") and _____ (the "Participant") pursuant to the Restated 1986 Common Share Option Plan, as amended (the "Plan").

          Pursuant to the Plan and in consideration of $1.00 paid in services provided to the Corporation by the Participant, the Corporation agrees to grant those options described below ("Options") and, upon the proper exercise of the Options in accordance with the Plan, to issue Common Shares (the "Shares") of the Corporation to the Participant in accordance with the terms of the Plan.

          Pursuant to the Plan and this Agreement, the Corporation confirms the grant to the Participant of an option (the "Option") to acquire _____
Common Shares (the "Shares") of the Corporation at an exercise price of (Cdn) $_____ per Share.

          Subject to Sections 16 and 17 of the Plan, the Option shall be exercisable until _____ years after grant and, of the Shares subject to the
Option:

     (a) _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (b) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (c) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (d) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____; and

     (e) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____.

          The granting and exercise of the Option and the issue of Shares are subject to the terms and conditions of the Plan, all of which are incorporated into and form an integral part of this Agreement.

          This Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the Participant and the legal representatives of his or her estate and any other person who acquires the Participant's rights in respect of the Options by bequest or inheritance.

          By executing this Agreement, the Participant confirms and acknowledges that he or she has reviewed and understands the terms of the Plan and has not been induced to enter into this Agreement or acquire any Option by expectation of employment or continued employment with the Corporation.

                                          COTT CORPORATION



                                           Per:_________________________________

                                           Per:_________________________________

                                         )
________________________________________ ) _____________________________________
Witness                                  ) Participant
                                         )

                                  **For use by U.K. Participants who are granted
                                         Options pursuant to the U.K. Sub-Plan**



                                   SCHEDULE 1C

                                    AGREEMENT

          This Agreement is entered into this _____ day of _____, between Cott Corporation (the "Corporation") and _____ (the "Participant") pursuant to the Restated 1986 Common Share Option Plan, as amended (the "Original Plan"), as supplemented by the 1995 U.K. Approved Rules (collectively, the "Plan").

          Pursuant to the Plan and in consideration of $1.00 paid in services provided to the Corporation by the Participant, the Corporation agrees to grant those options described below ("Options") and, upon the proper exercise of the Options in accordance with the Plan, to issue Common Shares (the "Shares") of the Corporation to the Participant in accordance with the terms of the Plan.

          Pursuant to the Plan and this Agreement, the Corporation confirms the grant to the Participant of an option (the "Option") to acquire _____ Common Shares (the "Shares") of the Corporation at an exercise price of (Cdn) $_____ per Share.

          Subject to Sections 16 and 17 of the Original Plan, the Option shall be exercisable until _____ years after grant and, of the Shares subject to the
Option:

     (a) _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (b) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (c) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____;

     (d) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____; and

     (e) an additional _____ Shares may be purchased at any time during the term of the Option on or after _____.

          The granting and exercise of the Option and the issue of Shares are subject to the terms and conditions of the Plan, all of which are incorporated into and form an integral part of this Agreement.

          This Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the Participant and the legal representatives of his or her estate and any other person who acquires the Participant's rights in respect of the Options by bequest or inheritance.

          By executing this Agreement, the Participant confirms and acknowledges that he or she has reviewed and understands the terms of the Plan and has not been induced to enter into this Agreement or acquire any Option by expectation of employment or continued employment with the Corporation.

                                          COTT CORPORATION



                                           Per:_________________________________

                                           Per:_________________________________

                                         )
________________________________________ ) _____________________________________
Witness                                  ) Participant
                                         )

                                   SCHEDULE 2

                                FORMS OF ELECTION

                                            **For use by Canadian Participants**




                                   SCHEDULE 2A

                                    ELECTION

TO:  COTT CORPORATION

     Pursuant to the Restated 1986 Common Share Option Plan (the "Plan") of Cott Corporation (the "Corporation"), as amended, the undersigned hereby elects to purchase _____ Common Shares (the "Shares") of the Corporation which are subject to an option granted on _____, and encloses a cheque payable to the Corporation in the aggregate amount of (Cdn) $_____ , being (Cdn) $_____ per Share.

     The undersigned requests that the Shares be issued in his, her or its name as follows in accordance with the terms of the Plan:



________________________________________________________________________________
             (Print Name as Name is to Appear on Share Certificate)


     (Where the party exercising the Option is a Trust): The undersigned is the trustee of a trust governed by a registered retirement savings plan established by and for the benefit of:

________________________________________________________________________________
                      (Print Name of Beneficiary of Trust)

     (Where the party exercising the option is a Personal Holding Corporation):
The undersigned is an officer or director of the Personal Holding Corporation of:

________________________________________________________________________________
     (Print Name of Controlling Shareholder of Personal Holding Corporation)

                                            **For use by Canadian Participants**

     The undersigned acknowledges that he or she has not been induced to purchase the Shares by expectation of employment or continued employment with the Corporation.

     DATED this _____ day of _____, _____.




____________________________________     _______________________________________
Witness                                  Participant
                                         Title:

                                         (Note: Where the party exercising the
                                         Option is a trust, the trustee should
                                         execute this election. Where the party
                                         exercising the Option is a Personal
                                         Holding Corporation, an officer or
                                         director should execute this election
                                         and the title should be entered.)

                                         **For use by Non-Canadian Participants,
                                     Non-U.K. Participants and U.K. Participants
                                    who are granted Options pursuant to the Plan
                                      (without reference to the U.K. Sub-Plan)**



                                   SCHEDULE 2B

                                    ELECTION

TO:  COTT CORPORATION

     Pursuant to the Restated 1986 Common Share Option Plan, as amended (the "Plan") of Cott Corporation (the "Corporation"), the undersigned hereby elects to purchase _____ Common Shares (the "Shares") of the Corporation which are subject to an option granted on _____, _____, and encloses a cheque payable to the Corporation in the aggregate amount of (Cdn) $_____, being (Cdn) $_____ per Share.

     The undersigned requests that the Shares be issued in his, her or its name as follows in accordance with the terms of the Plan:




________________________________________________________________________________
             (Print Name as Name is to Appear on Share Certificate)

     The undersigned acknowledges that he or she has not been induced to purchase the Shares by expectation of employment or continued employment with the Corporation.

     DATED this _____ day of _____, _____.


______________________________________  ________________________________________
Witness                                 Participant
                                        Title:

                                **For use by United Kingdom Participants who are
                                 granted Options pursuant to the U.K. Sub-Plan**


                                   SCHEDULE 2C

                                    ELECTION

TO:  COTT CORPORATION

     Pursuant to the Restated 1986 Common Share Option Plan, as amended, as supplemented by the 1995 U.K. Approved Rules (collectively, the "Plan") of Cott Corporation (the "Corporation"), the undersigned hereby elects to purchase _____ Common Shares (the "Shares") of the Corporation which are subject to an option granted on _____, _____, and encloses a cheque payable to the Corporation in the aggregate amount of (Cdn) $_____, being (Cdn) $_____ per Share.

     The undersigned requests that the Shares be issued in his, her or its name as follows in accordance with the terms of the Plan:




________________________________________________________________________________
             (Print Name as Name is to Appear on Share Certificate)

     The undersigned acknowledges that he or she has not been induced to purchase the Shares by expectation of employment or continued employment with the Corporation.

     DATED this _____ day of _____, _____.


______________________________________  ________________________________________
Witness                                 Participant
                                        Title: